Exhibit 3(i)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

THE CONNECTICUT LIGHT AND POWER COMPANY

ARTICLE I

NAME OF CORPORATION

The name of the company shall be THE CONNECTICUT LIGHT AND POWER

COMPANY.

ARTICLE II

PRINCIPAL PLACE OF BUSINESS

The principal place of business of the Company shall be located at 107 Selden Street,

Berlin, Connecticut.

ARTICLE III

NATURE OF BUSINESS

The nature of the business to be transacted by the Company shall be that of an electric company and any other business permitted to a corporation formed under the Stock Corporation

Act of the State of Connecticut, as amended from time to time, and the Company may engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act of the State of Connecticut, as amended from time to time.  The Company shall have all of the powers granted to stock corporations under the Stock Corporation Act of the State of Connecticut, as

amended from time to time.  In addition, the Company shall have all of the powers, rights and franchises granted to Connecticut public service companies or electric companies generally, or specially granted to the Company or its predecessor companies, by the provisions of the General

Statutes or Special Acts of Connecticut, including, without limitation, the powers, rights and franchises, whether of a public or private nature, and the special rights, privileges and immunities,

to engage in any business and to carry on its business in any area granted to the Company or its predecessor companies by the provisions of the Connecticut Special Acts listed in Exhibit A to this

Restated Certificate of Incorporation, and the Company shall continue to be entitled to such franchises and special rights, privileges and immunities without reciting such provisions in this Restated Certificate of Incorporation.

ARTICLE IV

CAPITAL STOCK

PART ONE

AMOUNT AND CLASSES OF AUTHORIZED STOCK

The capital stock of the Company shall consist of two classes designated, respectively,

"Preferred Stock," and "Common Stock."  The authorized number of shares of Preferred Stock with par value of $50 per share is 9,000,000 shares.  The authorized number of shares of Common Stock with par value of $10 per share is 24,500,000 shares.

PART TWO

PROVISIONS WITH RESPECT TO THE PREFERRED STOCK

SECTION I.  ISSUANCE OF PREFERRED STOCK.

Shares of Preferred Stock may be issued from time to time in one or more series, in such amounts, on such terms and for such consideration as may be determined by the Board of Directors.

To the extent not fixed and determined by these Sections, the series designation, dividend rate,

redemption prices, and sinking funds, conversion, participation and other special rights, if any, of the Preferred Stock shall be determined by the Board of Directors at the time of its vote to issue such series.

SECTION II.. DIVIDENDS

Section 1.  The holders of any series of the Preferred Stock shall receive, when declared by the Board of Directors, preferential dividends at such rate and payable on such dividend payment dates in each year as said Board may determine at the time of its vote to issue said series,

such dividends to be payable to Preferred Stockholders of record on such dates as may be fixed by said Board, but not more than 45 days before each dividend date, provided, however, that dividends shall not be declared and set apart for payment, or paid, on Preferred Stock of any one series, for any dividend period, unless dividends have been or are contemporaneously declared and set apart for payment, or paid, on the Preferred Stock of all series for all dividend periods terminating on the same or an earlier date.

Section 2.  Dividends on each share of the Preferred Stock shall be cumulative from the date of issue thereof or from such earlier date as the Board of Directors may determine at the time of its vote to issue such share.

Section 3.  Unless full cumulative dividends to the last preceding dividend date shall have been paid or set apart for payment on all outstanding shares of Preferred Stock no dividend shall be paid on any junior stock.  The term "junior stock" as used in these Sections means Common Stock and any other stock of the Company subordinate to the Preferred Stock in respect of dividends or payment in case of liquidation.

Section 4.  So long as any shares of Preferred Stock are outstanding, the Company shall not declare any dividends or make any other distributions in respect of outstanding shares of any junior stock of the Company, other than dividends or distributions in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock (the declaration of any such dividend or the making of any such distribution, purchase or acquisition being herein called a

"junior stock payment") in contravention of the following:

(a)  If and so long as the junior stock equity (hereinafter defined),  adjusted to reflect the proposed junior stock payment, at the end of the calendar month immediately preceding the calendar month in which the proposed junior stock payment is to be made is less than 20% of total capitalization (hereinafter defined) at that date, the Company shall not make such junior stock payment in an amount which, together with all other junior stock payments made within the year ending with and including the date on which the proposed junior stock payment is to be made,

exceeds 50% of the net income of the Company available for dividends on junior stock for the 12 full calendar months immediately preceding the calendar month in which such junior stock payment is made, except in an amount not exceeding the aggregate of junior stock payments which under the restrictions set forth above in this subsection (a) could have been, and have not been, made.

(b)  If and so long as the junior stock equity, adjusted to reflect the proposed junior stock payment, at the end of the calendar month immediately preceding the calendar month in which the proposed junior stock payment is to be made is less than 25% but not less than 20% of the total capitalization at that date, the Company shall not make such junior stock payment in an amount which, together with all other junior stock payments made within the year ending with and including the date on which the proposed junior stock payment is to be made, exceeds 75% of the net  income of the Company available for dividends on the junior stock for the 12 full calendar months immediately preceding the calendar month in which such junior stock payment is made,

except in an amount not exceeding the aggregate of junior stock payments which under the restrictions set forth above in this subsection (b) could have been, and have not been, made.

Section 5.  The term "junior stock equity" as used in these Sections means the aggregate of the par value of, or stated capital represented by, the outstanding shares of junior stock, all earned surplus, capital or paid-in surplus, and any premiums on the junior stock then carried on the books of the Company, less:

(a)  the excess, if any, of the aggregate amount payable on involuntary liquidation of the Company upon all outstanding shares of the Preferred Stock over the sum of (i) the aggregate par or stated value of such shares and (ii) any premiums thereon;

(b)  any amounts on the books of the Company known, or estimated if known, to represent the excess, if any, of recorded value over original cost of used or useful utility plant; and

(c)  any intangible items set forth on the asset side of the balance sheet of the

Company as a result of accounting convention, such as unamortized debt discount and expense,

provided, however, that no deductions shall be required to be made in respect of items referred to in subsections (b) and (c) of this Section 5 in cases in which such items are being amortized or are provided for, or are being provided for, by reserves.

Section 6.  The term "total capitalization" as used in these Sections means the aggregate of:

(a)  the principal amount of all outstanding indebtedness of the Company maturing more than 12 months after the date of issue thereof, and

(b)  the par value or stated capital represented by, and any premiums carried on the books of the Company in respect of, the outstanding shares of all classes of the capital stock of the

Company, earned surplus, and capital or paid-in surplus, less any amounts required to be deducted pursuant to subsections (b) and (c) of Section 5 of this Section II in the determination of junior stock equity.

SECTION III. REDEMPTION OR PURCHASE OF PREFERRED STOCK

Section 1.  All or any part of any series of the Preferred Stock at any time outstanding may be called by vote of the Board of Directors for redemption at any time and in the manner hereinbelow provided.  If less than all of any series of the Preferred Stock is so called, the Transfer

Agent shall determine by lot, or in some other proper manner approved by the Board of Directors,

the shares of such series of Preferred Stock to be called.  The redemption prices with respect to any series of the Preferred Stock shall be determined by the Board of Directors at the time of its vote to issue said series.

Section 2.  No call for redemption of less than all of the Preferred Stock outstanding shall be made if the Company shall be in arrears with respect to payment of dividends on any shares of the

Preferred Stock outstanding.

Section 3.  Subject to the provisions of Section 2 of this Section III, all or any part of any series of the Preferred Stock may be called for redemption without calling any part or all of any other series of the Preferred Stock.

Section 4.  The sums payable in respect of any Preferred Stock so called shall be payable at the office of an incorporated bank or trust company in good standing.  Notice of such call, stating the redemption date and the place where the stock so called is payable shall be mailed not less than

30 days before the redemption date to each holder of stock so called at his or her address as it appears upon the books of the Company.

Section 5.  The Company shall, before the redemption date, deposit with said bank or trust company all sums payable with respect to the Preferred Stock so called.  After such mailing and deposit the holders of the Preferred Stock so called for redemption shall cease to have any right to future dividends or other rights or privileges as stockholders in respect of such stock and shall be entitled only to the payment on the redemption date of the sums so deposited with said bank or trust company for their respective accounts.  Stock so redeemed may be reissued but only subject to the limitations imposed by these Sections upon the issue of Preferred Stock.

Section 6.  The Company may at any time purchase all or any of the then outstanding shares of the Preferred Stock of any class and series upon the best terms reasonably obtainable, but not exceeding the then current redemption price of such shares, except that no such purchase shall be made if the Company shall be in arrears with respect to payment of dividends on any shares of the

Preferred Stock outstanding or if there shall exist an event of default as defined in Section V hereof.

SECTION IV. AMOUNTS PAYABLE ON LIQUIDATION

The holders of any series of the Preferred Stock shall receive upon any voluntary liquidation, dissolution or winding up of the Company the then current redemption price of such series and, if such action is involuntary, $50 per share, plus all dividends accrued and unpaid to the date of such payment, before any payment in liquidation is made on any junior stock.  If the net assets of the Company shall be insufficient to pay said amounts in full, then the entire net assets of the Company shall be distributed among the holders of the Preferred Stock, who shall receive a common percentage of the full respective preferential amounts.

SECTION V. VOTING POWERS

Section 1.  Except as provided in these Sections and as provided by law, the holders of the

Preferred Stock shall have no voting power or right to notice of any meeting.

Section 2.  Whenever the holders of the Preferred Stock shall have the right to vote or consent to an action as provided in these Sections or as provided by law, each outstanding share of

Preferred Stock entitled to vote shall be entitled to one vote on each such matter.

Section 3.  Whenever dividends on any share of the Preferred Stock shall be in arrears in an amount equal to or exceeding full dividends for one year thereon, or whenever there shall have occurred some default in the observance of any of the provisions of these Sections, or some default on which action has been taken by the bondholders or the trustees of any indenture of mortgage or deed of trust of the Company, or whenever the Company shall have been declared bankrupt or a receiver of its property shall have been appointed (said conditions being herein called "events of default"), then the holders of the Preferred Stock shall be given notice of all stockholders' meetings and shall have the right to elect the smallest number of directors necessary to constitute a majority of the Board of Directors of the Company and the exclusive right to amend the By-Laws to make such appropriate increase in the number of directorships as may be required to effect such election.

When all such arrears of dividends shall have been paid and such event of default shall have terminated, all the rights and powers of the holders of the Preferred Stock to receive notice and to vote shall cease, subject to being again revived on any subsequent event of default.

Section 4.  Whenever the right to elect directors shall have accrued to the holders of the

Preferred Stock, the Company shall call a meeting for the election of directors and, if necessary, the amendment of the By-Laws to permit the holders of the Preferred Stock to exercise their rights pursuant to Section 3 of this Section V, such meeting to be held not less than 45 days and not more than 90 days after the accrual of such rights.  When such rights shall cease, the Company shall,

within seven days from the delivery to the Company of a written request therefor by any stockholder, cause a meeting of the stockholders to be held within 30 days from the delivery of such request for the purpose of electing a new Board of Directors.  Forthwith, upon the election of such new Board of Directors, the directors in office immediately prior to such election (other than persons elected directors in such election) shall be deemed removed from office without further action by the Company.

SECTION VI. ACTION REQUIRING CERTAIN CONSENT OF PREFERRED

STOCKHOLDERS

Section 1.  Except with the consent of the holders of at least two-thirds (2/3) of the

Preferred Stock at the time outstanding, given in writing or by vote at a meeting duly called and held for the purpose, the Company shall not authorize or issue any class of capital stock having a priority over the Preferred Stock in respect of the payment of dividends or payments in case of liquidation, dissolution or winding up of the Company or issue any shares of any such prior ranking stock more than 12 months after the date of such authorization.

Section 2.  Except with the consent of the holders of at least two-thirds (2/3) of the

Preferred Stock at the time outstanding, given in writing or by vote at a meeting duly called and held for the purpose, the Company shall not amend, alter, or repeal any of the rights, preferences or powers of the holders of the Preferred Stock so as to affect adversely any such rights, preferences or powers; provided, however, that no reduction of the dividend rate, the redemption prices, or the amount to be paid on liquidation with respect to any share of the Preferred Stock may be made without the consent of the holder thereof and no such reduction with respect to the shares of any particular series of the Preferred Stock shall be made without the consent of all the holders of shares of such series.

Section 3.  So long as any of the Preferred Stock is outstanding neither the authorized total number of shares nor the authorized aggregate of stated value or par value of the Preferred Stock and stock ranking on a parity with the Preferred Stock in respect of the payment of dividends or payments in case of liquidation, dissolution or winding up of the Company shall be increased beyond 9,000,000 shares of Preferred Stock and $450,000,000 aggregate of stated value or par value of Preferred Stock, unless such increase is approved, at a stockholders' meeting duly called and held, by the affirmative vote of the holders of at least two-thirds (2/3) of the Preferred Stock,

represented in person or by proxy at said meeting or of such larger number of shares as the then applicable statutes of the State of Connecticut may require for such purpose.

Section 4.  Except with the consent of the holders of a majority of the Preferred Stock at the time outstanding, given in writing or by vote at a meeting duly called and held for the purpose, the

Company shall not:

1. Issue or assume any unsecured notes, unsecured debentures or other securities representing unsecured debt (other than for the purpose of refunding or renewing outstanding unsecured securities issued or assumed by the Company resulting in equal or longer maturities or redeeming or otherwise retiring all outstanding shares of the Preferred Stock) if immediately after such issue or assumption (a) the total outstanding principal amount of all unsecured notes, unsecured debentures or other securities representing unsecured debt of the Company will thereby exceed 20% of the aggregate of all outstanding secured debt of the Company and the capital stock, premiums thereon, and surplus of the Company, as stated on its books, or (b) the total outstanding principal amount of all unsecured notes, unsecured debentures or other securities representing unsecured debt of the Company of maturities of less than 10 years will thereby exceed

10% of the aggregate of all outstanding secured debt of the Company and the capital stock,

premiums thereon, and surplus of the Company, as stated on its books.  For the purposes of this subsection (1), the payment due upon the maturity of unsecured debt having an original single stated maturity of 10 years or more shall not be regarded as unsecured debt with a maturity of less than 10 years until within three years of the maturity thereof, and none of the payments due upon any unsecured serial debt having an original stated maturity for the final serial payment of 10 years or more shall be regarded as unsecured debt of a maturity of less than 10 years until within three years of the maturity of the final serial payment.

2.   Issue, sell or otherwise dispose of any shares of the then authorized but unissued

Preferred Stock or any other stock ranking on a parity with or having a priority over the Preferred

Stock in respect of dividends or payment in case of liquidation, or reissue, sell or otherwise dispose of any reacquired shares of Preferred Stock or such other stock, other than to refinance an equal par value or stated value of Preferred Stock or of stock ranking on a parity with the Preferred Stock in respect of dividends or payment in case of liquidation,

(i)  if, for a period of 12 consecutive calendar months within 15 calendar months immediately preceding the calendar month in which any such shares shall be issued, the Income before Interest Charges of the Company for said period available for the payment of interest, determined in accordance with the systems of accounts then prescribed for the Company by the Department of Public Utility Control of the

State of Connecticut (or by such other official body as may then have authority to prescribe such systems of accounts), but in any event after deducting taxes including taxes based on income and the amount charged by the Company on its books to depreciation expense, (including, in any case in which such stock is to be issued,

sold or otherwise disposed of in connection with the acquisition of any property, the

Income before Interest Charges of the property to be so acquired, computed as nearly as practicable in the manner specified above) shall not have been at least one and one-half (1 1/2) times the sum of (a) the interest charges for one year on all indebtedness which shall then be outstanding (including any indebtedness proposed to be created in connection with the issue, sale or other disposition of such shares,

but not including any indebtedness proposed to be retired in connection with such issue, sale or other disposition or indebtedness held by or for the account of the

Company) and (b) such rental charges as shall not be deducted in such determination of Income before Interest Charges and (c) an amount equal to all annual dividend requirements on all outstanding shares of the Preferred Stock and all other stock, if any, ranking on a parity with or having priority over the Preferred

Stock as to dividends or payment in case of liquidation, including the shares proposed to be issued, but not including any shares proposed to be retired in connection with such issue, sale or other disposition; or

(ii) if such issue, sale or disposition would bring the aggregate of the amount payable in connection with an involuntary liquidation of the Company with respect to all shares of the Preferred Stock and all shares of stock, if any, ranking on a parity with or having priority over the Preferred Stock as to dividends or payment in case of liquidation to an amount in excess of the sum of the junior stock equity.  If for the purposes of meeting the requirements of this clause (ii), it shall have been necessary to take into consideration any earned surplus of the Company, the Company shall not thereafter pay any dividends on or make any distributions in respect of, or make any payment for the purchase or other acquisition of junior stock which would result in reducing the junior stock equity to an amount less than the amount payable on involuntary liquidation of the Company with respect to the Preferred Stock and all shares ranking on a parity with or having a priority over the Preferred Stock in respect of dividends or payment in case of liquidation at the time outstanding.

If during the period for which Income before Interest Charges is to be determined for the purpose set forth in this subsection (2), the amount, if any, required to be expended by the Company during such period for property additions pursuant to a renewal and replacement fund or similar fund established under any indenture of mortgage or deed of trust of the Company shall exceed the amount deducted during such period in the determination of such Income before Interest Charges on account of depreciation and amortization of electric and gas plant acquisition adjustments, such excess shall also be deducted in determining such Income before Interest Charges.

If, pursuant to this Section 4, holders of one-third (1/3) of the aggregate voting rights represented by the shares of the Preferred Stock then outstanding dissent in writing from or vote against any proposed action, action shall not be taken unless subsequently authorized in compliance with all provisions of this Section 4, including this sentence.

Section 5.  No share of Preferred Stock shall be deemed to be "outstanding" within the meaning of this Section VI or of Section VII if, at or prior to the time when the consent or approval herein or therein referred to would otherwise be required, provision shall be made for its redemption, including a deposit complying with the requirements of Section 5 of Section III.

SECTION VII. MERGER, CONSOLIDATION OR SALE OF ALL ASSETS

Except with the consent of the holders of a majority of the Preferred Stock at the time outstanding, given in writing or by vote at a meeting duly called and held for the purpose, the

Company shall not merge or consolidate with or into any other corporation or sell or otherwise dispose of all or substantially all of its assets (except by mortgage or pledge) unless such merger, consolidation, sale or other disposition, or the issuance or assumption of securities in the effectuation thereof shall have been ordered, approved or permitted by the appropriate regulatory commission.

SECTION VIII. NO PREEMPTIVE RIGHT

The holders of the Preferred Stock shall have no preemptive right to subscribe to any future issue of additional shares of the Preferred Stock or of any other preferred stock or any other class of stock now or hereafter authorized, nor for any future issue of bonds, notes or other evidence of indebtedness convertible into stock.

SECTION IX. TRANSFER AGENT

The Company shall always have at least one Transfer Agent for the Preferred Stock.

PART THREE

PROVISIONS WITH RESPECT TO THE SERIES OF PREFERRED STOCK

SECTION I. $2.00 PREFERRED STOCK

There shall be a series of Preferred Stock designated "$2.00 Preferred Stock" and consisting of

336,088 shares with an aggregate par value of $16,804,000 and a par value per share of $50.00.

The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.00 Preferred Stock shall be as follows:

(a)  Dividends on said $2.00 Preferred Stock shall be at the rate of $2.00 per share per annum, and no more, and shall be cumulative from May 1, 1947.  Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said $2.00 Preferred Stock shall be $55.50 per share if redeemed on or before May 1, 1952, $54.50 per share if redeemed after May 1, 1952 and on or before May 1, 1957, and $54.00 per share if redeemed after May 1, 1957, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

(c)  Amounts Payable on Liquidation to each holder of said $2.00 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

SECTION II. $1.90 PREFERRED STOCK

There shall be a series of Preferred Stock designated "$1.90 Preferred Stock" and consisting of

163,912 shares with an aggregate par value of $8,195,600 and a par value per share of $50.00.  The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $1.90 Preferred Stock shall be as follows:

(a)  Dividends on said $1.90 Preferred Stock shall be at the rate of $1.90 per share per annum, and no more, and shall be cumulative from May 1, 1947.  Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said $1.90 Preferred Stock shall be $54.00 per share if redeemed on or before May 1, 1952, $53.00 per share if redeemed after May 1, 1952 and on or before May 1, 1957, and $52.50 per share if redeemed after May 1, 1957, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

(c)  Amounts Payable on Liquidation to each holder of said $1.90 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

SECTION III. $2.20 PREFERRED STOCK

There shall be a series of Preferred Stock designated "$2.20 Preferred Stock" and consisting of

200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00.

The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.20 Preferred Stock shall be as follows:

(a)  Dividends on said $2.20 Preferred Stock, shall be at the rate of $2.20 per share per annum, and no more, and shall be cumulative from May 1, 1949.  Said dividends, when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said $2.20 Preferred Stock shall be $54.00 per share if redeemed on or before May 1, 1954, $53.00 per share if redeemed after May 1, 1954 and on or before May 1, 1959, and $52.50 per share if redeemed after May 1, 1959, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

(c)  Amounts Payable on Liquidation to each holder of said $2.20 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

SECTION IV. $2.04 PREFERRED STOCK

There shall be a series of Preferred Stock designated "$2.04 Preferred Stock" and consisting of

100,000 shares with an aggregate par value of $5,000,000 and a par value per share of $50.00.  The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.04 Preferred Stock shall be as follows:

(a)  Dividends on said $2.04 Preferred Stock shall be at the rate of $2.04 per share per annum, and no more, and shall be cumulative from November 1, 1949.  Said dividends,

when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said $2.04 Preferred Stock shall be $54.50 per share if redeemed on or before November 1, 1954, $52.50 per share if redeemed after November 1,

1954 and on or before November 1, 1959, and $52.00 per share if redeemed after November

1, 1959, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

(c)  Amounts Payable on Liquidation to each holder of said $2.04 Preferred Stock upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

SECTION V. $2.06 PREFERRED STOCK-SERIES E

There shall be a series of Preferred Stock designated "$2.06 Preferred Stock-Series E" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00.  The dividend rate redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.06 Preferred Stock-Series E shall be as follows:

(a)  Dividends on said $2.06 Preferred Stock-Series E shall be the rate of $2.06 per share per annum, and no more, and shall be cumulative from May 1, 1954.  Said dividends,

when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said $2.06 Preferred Stock-Series E shall be $52.00 per share if redeemed on or before May 1, 1959, $51.50 per share if redeemed after May 1,

1959 and on or before May 1, 1964, and $51.00 per share if redeemed after May 1,1964,

plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

(c)  Amounts Payable on Liquidation to each holder of said $2.06 Preferred Stock-

Series E upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

SECTION VI. $2.09 PREFERRED STOCK-SERIES F

There shall be a series of Preferred Stock designated "$2.09 Preferred Stock-Series F" and consisting of 100,000 shares with an aggregate par value of $5,000,000 and a par value per share of

$50.00.  The dividend rate, redemption prices and amounts payable on liquidation, dissolution or winding up of the Company as to said $2.09 Preferred Stock-Series F shall be as follows:

(a)  Dividends on said $2.09 Preferred Stock-Series F shall be at the rate of $2.09 per share per annum, and no more, and shall be cumulative from November 1, 1955.  Said dividends, when declared, shall be payable on the first days of February, May, August and

November in each year.

(b)  Redemption Prices of said $2.09 Preferred Stock-Series F shall be $52.00 per share if redeemed on or before November 1, 1960, $51.50 per share if redeemed after

November 1, 1960 and on or before November 1, 1965, and $51.00 per share if redeemed after November 1, 1965, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

(c)  Amounts Payable on Liquidation to each holder of said $2.09 Preferred

Stock-Series F upon any voluntary liquidation, dissolution or winding up of the Company shall be the then current redemption price thereof and, if such action is involuntary, $50.00 per share, plus in each case all dividends accrued and unpaid to date of such payment.

SECTION VII. $3.24 PREFERRED STOCK-SERIES G

There shall be a series of Preferred Stock designated "$3.24 Preferred Stock-Series G" and consisting of 300,000 shares with an aggregate par value of $15,000,000 and a par value per share of $50.00.  The dividend rate and redemption prices of said $3.24 Preferred Stock-Series G shall be as follows:

(a)  Dividends on said $3.24 Preferred Stock-Series G shall be at the rate of $3.24 per share per annum, and no more, and shall be cumulative from January 1, 1968.  Said dividends, when declared, shall be payable on the first days of January, April, July and

October in each year.

(b)  Redemption Prices of said $3.24 Preferred Stock-Series G shall be $54.27 per share if redeemed on or before January 1, 1973, $53.46 per share if redeemed after January

1, 1973 and on or before January 1, 1978, $52.65 per share if redeemed after January 1,

1978 and on or before January 1, 1983 and $51.84 per share if redeemed after January 1,

1983, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

SECTION VIII. 3.90% PREFERRED STOCK

There shall be a series of Preferred Stock designated "3.90% Preferred Stock" and consisting of

160,000 shares with an aggregate par value of $8,000,000 and a par value per share of $50.00.  The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

(a)  Dividends on said 3.90% Preferred Stock shall be at the rate of 3.90% per share per annum and no more, and shall be cumulative from  September 1, 1949.  Said dividends,

when declared, shall be payable on the first days of March, June, September and December in each year.

(b)  Redemption Prices of said 3.90% Preferred Stock shall be $50.50 per share,

plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

SECTION IX. 4.50% PREFERRED STOCK

There shall be a series of Preferred Stock designated "4.50% Preferred Stock" and consisting of

104,000 shares with an aggregate par value of $5,200,000 and a par value per share of $50.00.  The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

(a)  Dividends on said 4.50% Preferred Stock shall be at the rate of 4.50% per share per annum and no more and shall be cumulative from November 1, 1957.  Said dividends,

when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said 4.50% Preferred Stock shall be $50.75 per share,

plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

SECTION X.  4.96% PREFERRED STOCK

There shall be a series of Preferred Stock designated "4.96% Preferred Stock" and consisting of

100,000 shares with an aggregate par value of $5,000,000 and a par value per share of $50.00.  The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

(a)  Dividends on said 4.96% Preferred Stock shall be at the rate of 4.96% per share per annum and no more, and shall be cumulative from  November 6, 1958.  Said dividends,

when declared, shall be payable on the first days of February, May, August and November in each year.

(b)  Redemption Prices of said 4.96% Preferred Stock shall be $50.50 per share,

plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

SECTION XI. 4.50% PREFERRED STOCK, 1963 SERIES

There shall be a series of Preferred Stock designated "4.50% Preferred Stock, 1963 Series" and consisting of 160,000 shares with an aggregate par value of $8,000,000 and a par value per share of

$50.00.  The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

(a)  Dividends on said 4.50% Preferred Stock, 1963 Series, shall be at the rate of

4.50% of the par value per share per annum and no more, and shall be cumulative from the date of issue thereof.  Said dividends, when declared, shall be payable on the first days of

March, June, September and December in each year.

(b)  Redemption prices of said 4.50% Preferred Stock, 1963 Series, shall be $50.50 per share, plus that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

SECTION XII. 5.28% PREFERRED STOCK, 1967 SERIES

There shall be a series of Preferred Stock designated "5.28% Preferred Stock, 1967 Series" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00.  The dividend rate and redemption prices of said series of Preferred Stock shall be as follows:

(a)  Dividends on said 5.28% Preferred Stock, 1967 Series, shall be at the rate of

5.28% of the par value per share per annum and no more, and shall be cumulative from

April 1, 1967.  Said dividends, when declared, shall be payable on the first days of January,

April, July and October in each year.

(b)  Redemption Prices of said 5.28% Preferred Stock, 1967 Series shall be $52.09 per share if redeemed on or before April 1, 1982, and $51.43 per share if redeemed after

April 1, 1982, plus in all cases that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

SECTION XIII. 6.56% PREFERRED STOCK, 1968 SERIES

There shall be a series of Preferred Stock designated "6.56% Preferred Stock, 1968 Series" and consisting of 200,000 shares with an aggregate par value of $10,000,000 and a par value per share of $50.00.  The dividend rate and redemption prices of said Preferred Stock shall be as follows:

(a)  Dividends of said 6.56% Preferred Stock, 1968 Series, shall be at the rate of

6.56% of the par value per share per annum and no more, and shall be cumulative from

February 1, 1968.  Said dividends, when declared, shall be payable on the first days of

February, May, August and November in each year.

(b)  Redemption Prices of said 6.56% Preferred Stock, 1968 Series, shall be $52.26 per share if redeemed on or before February 1, 1983, and $51.44 per share if redeemed after

February 1, 1983, plus in all cases that portion of the quarterly dividend accrued thereon up to the redemption date and all unpaid dividends thereon, if any.

PART FOUR

PROVISIONS WITH RESPECT TO THE CLASS OF COMMON STOCK

Subject to the rights of holders of Preferred Stock, the holders of Common Stock shall have the dividend, voting, liquidation, preemptive and other rights to which they are entitled under the general corporation law of the State of Connecticut, as from time to time in effect, except as otherwise provided herein.  The holders of the Common Stock shall have no preemptive right to subscribe to any future issues of Preferred Stock or any other preferred stock of any class now or hereafter authorized (other than Preferred Stock or other preferred stock which is convertible into

Common Stock) nor to any future issues of bonds, notes or other evidences of indebtedness which may be convertible into preferred stock.  As used in this paragraph, the term "preferred stock" shall mean stock which has, as against the Common Stock, preferential rights to the Company's assets in the event of liquidation or preferential rights in respect of dividends or other distributions, and shall include the aforementioned class of Preferred Stock.

The Board of Directors shall have the power to issue and dispose of, from time to time,

shares of the authorized and unissued Common Stock at such times, in such amounts, upon such terms, and in such manner as it may determine, either for cash or property, or for securities convertible into Common Stock, and to fix the amount of money or the actual value of the consideration for which such authorized and unissued Common Stock shall be issued.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS

EMPLOYEES AND AGENTS

The Company shall indemnify and advance reasonable expenses to an individual made or threatened to be made a party to a proceeding because he or she is or was a Director of the

Company to the fullest extent permitted by law under Section 33-771 and Section 33-773 of the

Connecticut General Statutes, as may be amended from time to time ("Connecticut General

Statutes"). In connection with the advancement of reasonable expenses, the Company shall do so provided that the Director delivers to the Company: (1) A written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 33-771 of the Connecticut General Statutes; and (2) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under Section 33-772 of the

Connecticut General Statutes and it is ultimately determined under Section 33-774 or 33-775 of the

Connecticut General Statutes that he or she has not met the relevant standard of conduct described in Section 33-771.  The Company shall also indemnify and advance reasonable expenses under

Connecticut General Statutes Sections 33-770 to 33-778, inclusive, as amended, to any officer,

employee or agent of the Company who is not a Director to the same extent as a Director and to such further extent, consistent with public policy, as may be provided by contract, this Certificate of

Incorporation, the Bylaws of the Company or a resolution of the Board of Directors. In connection with any advance for such expenses, the Company may, but need not, require any such officer,

employee or agent to deliver a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or a written undertaking to repay any funds advanced for expenses if it is ultimately determined that he or she is not entitled to indemnification. The Board of

Directors, by resolution, the general counsel of the Company, or such additional officer or officers as the Board of Directors may specify, shall have the authority to determine that indemnification or advance for such expenses to any such officer, employee or agent is permissible and to authorize payment of such indemnification or advance for expenses. The Board of Directors, by resolution,

the general counsel of the Company, or such additional officer or officers as the Board of Directors may specify, shall also have the authority to determine the terms on which the Company shall advance expenses to any such officer, employee or agent, which terms need not require delivery by such officer, employee or agent of a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or a written undertaking to repay any funds advanced for such expenses if it is ultimately determined that he or she is not entitled to indemnification.

The indemnification and advance for expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified or eligible for advance for expenses may be entitled under Connecticut law as in effect on the effective date hereof and as thereafter amended or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

No lawful repeal or modification of this Article V or the adoption of any provision inconsistent herewith by the Board of Directors and stockholders of the Company or change in statute shall apply to or have any effect on the obligations of the Company to indemnify or to pay for or reimburse in advance expenses incurred by a director, officer, employee or agent of the

Company in defending any proceeding arising out of or with respect to any acts or omissions occurring at or prior to the effective date of such repeal, modification or adoption of a provision or statutes change inconsistent herewith.

EXHIBIT A TO

AMENDED AND

RESTATED

CERTIFICATE OF

INCORPORATION

TABLE OF CONNECTICUT SPECIAL ACTS

GRANTING RIGHTS, POWERS AND

FRANCHISES TO THE CONNECTICUT

LIGHT AND POWER COMPANY AND

ITS PREDECESSORS

A-

THE CONNECTICUT LIGHT AND POWER COMPANY, FORMERLY THE ROCKY

RIVER POWER COMPANY

 1.

Incorporating the

6/22/1905

Vol. XIV

P. 860

Rocky River Power

Company

 2.

Amending the Charter

8/17/1909

Vol. XV

P. 1093

of the Rocky River

Power Company

 3.

Amending the Charter

3/29/1917

Vol. XVII

P. 833

of The Housatonic

Power Company

 4.

Amending the Charter

4/9/1919

Vol. XVIII

P. 97

of The Connecticut

Light and Power

Company

 5.

Amending the Charter

4/15/1919

Vol. XVIII

P. 106

of The Connecticut

Light and Power

Company

 6.

Amending the Charter

5/16/1923

Vol. XIX

P. 180

of The Connecticut

Light and Power

Company

 7.

Amending the Charter

4/26/1927

Vol. XX

P. 223

of The Connecticut

Light and Power

Company (Sections 2

and 3 only)

 8.

Authorizing The

5/23/1927

Vol. XX

P. 297

Connecticut Light and

Power Company to

Acquire the Franchises

and Property of The

Bristol and Plainville

Electric Company

B-

PREDECESSORS OF THE CONNECTICUT LIGHT AND POWER COMPANY

 1.

Housatonic Power Company

 1.

Incorporating The

3/24/1893

Vol. XI

P. 111

Housatonic Power

Company

 2.

Amending the Charter

6/27/1893

Vol. XI

P. 868

of The Housatonic

Power Company

 3.

Concerning the

3/14/1895

Vol. XII

P. 27

Organization of The

Housatonic Power

Company

 4.

Amending the Charter

5/3/1895

Vol. XII

P. 247

of The Housatonic

Power Company

 5.

Extending the Time for

3/10/1897

Vol. XII

P. 692

the Organization of

The Housatonic Power

Company

 6.

Amending the Charter

3/9/1899

Vol. XIII

P. 23

of The Housatonic

Power Company

 7.

Amending the Charter

8/29/1911

Vol. XVI

P. 499

of The Housatonic

Power Company

 8.

Concerning The

6/6/1913

Vol. XVI

P. 1032

Housatonic Power

Company

 2.

The New Milford Power Company

 1.

Incorporating The New

4/20/1893

Vol. XI

P. 288

Milford Power Company

 2.

Amending the Charter

3/14/1895

Vol. XII

P. 28

of The New Milford

Power Company

 3.

Amending the Charter

5/21/1903

Vol. XIV

P. 252

of The New Milford

Power Company

 4.

Amending the Charter

7/13/1905

Vol. XIV

P. 997

of The New Milford

Power Company

 3.

The Branford Lighting and Water Company (formerly The Branford Electric Company)

 1.

Incorporating The

3/28/1895

Vol. XII

P. 104

Branford Electric

Company

 2.

Amending the Charter

4/7/1897

Vol. XII

P. 846

of The Branford

Electric Company

 3.

Amending the Charter

6/1/1899

Vol. XIII

P. 334

of The Branford

Electric Company

 4.

Amending the Charter

5/8/1901

Vol. XIII

P. 791

of The Branford

Lighting and Water

Company

 5.

Amending the Charter

5/15/1903

Vol. XIV

P. 204

of The Branford

Lighting and Water

Company

 6.

Amending the Charter

5/9/1905

Vol. XIV

P. 652

of The Branford

Lighting and Water

Company

 4.

The United Electric Light and Water Company

 1.

Incorporating The

6/10/1901

Vol. XIII

P. 995

United Electric Light

and Water Company

 2.

Amending the Charter

5/27/1903

Vol. XIV

P. 239

of The United Electric

Light and Water

Company

 3.

Amending the Charter

6/3/1913

Vol. XVI

P. 933

of The United Electric

Light and Water

Company

 4.

Amending the Charter

5/16/1917

Vol. XVII

P. 1051

of The United Electric

Light and Water

Company

 5.

The Seymour Electric Light Company

 1.

Incorporating The

5/21/1889

Vol. X

P. 1133

Seymour Electric Light

Company

 2.

Amending the Charter

3/29/1905

Vol. XIV

P. 549

of The Seymour

Electric Light Company

 3.

Amending the Charter

5/1/1917

Vol. XVII

P. 949

of The Seymour

Electric Light Company

 6.

The Meriden Electric Light Company

 1.

Incorporating The

4/20/1887

Vol. X

P. 684

Meriden Electric Light

Company

 2.

Authorizing The

6/14/1907

Vol. XV

P. 255

Meriden Electric Light

Company to Increase

Its Capital Stock and

to Issue Bonds

 3.

Authorizing The

5/7/1917

Vol. XVII

P. 993

Meriden Electric Light

Company to Increase

Its Capital Stock

 4.

Amending the Charter

4/9/1925

Vol. XIX

P. 678

of The Meriden

Electric Light Company

 7.

The Meriden Gas-Light Company

 1.

Incorporating the

6/12/1860

Vol. V

P. 362

Meriden Gas-Light

Company

 2.

Authorizing the

5/31/1867

Vol. VI

P. 154

Meriden Gas Light

Company to Increase

its Capital Stock

 3.

Amending the Charter

6/11/1868

Vol. VI

P. 320

of the Meriden Gas

Light Company

 4.

Amending the Charter

3/4/1878

Vol. VIII

P. 149

of the Meriden Gas

Light Company

 5.

Empowering the Meriden

2/28/1883

Vol. IX

P. 707

Gas Light Company to

Increase its Capital

Stock

 6.

Amending the Charter

4/7/1887

Vol. X

P. 614

of the Meriden Gas

Light Company

 7.

Amending the Charter

5/18/1893

Vol. XI

P. 473

of the Meriden Gas

Light Company

 8.

Authorizing the

4/25/1899

Vol. XIII

P. 187

Meriden Gas Light

Company to Increase

its Capital Stock and

to Issue Bonds

 9.

Amending The Charter

4/21/1909

Vol. XV

P. 681

of the Meriden Gas

Light Company

10.

Authorizing the

6/5/1913

Vol. XVI

P. 888

Meriden Gas Light

Company to Increase

its Capital Stock

11.

Amending the Charter

4/9/1925

Vol. XIX

P. 675

of the Meriden Gas

Light Company

 8.

The Woodbury Electric Company (formerly The Woodbury and Southbury Electric Railway

Company)

 1.

Incorporating The

6/14/1893

Vol. XI

P. 720

Woodbury and Southbury

Electric Railway

Company

 2.

Re-enacting and

4/7/1897

Vol. XII

P. 851

Amending the Charter

of The Woodbury and

Southbury Electric

Railway Company

 3.

Amending the Charter

4/23/1925

Vol. XIX

P. 715

of The Woodbury

Electric Company

 9.

The Westport Electric Company

 1.

Incorporating The

4/2/1925

Vol. XIX

P. 621

Westport Electric

Company

10.

The Westport Water Company

 1.

Incorporating The

5/15/1889

Vol. X

P. 1063

Westport Water Company

 2.

Amending the Charter

3/2/1893

Vol. XI

P. 33

of The Westport Water

Company

 3.

Amending the Charter

6/30/1893

Vol. XI

P. 1099

of The Westport Water

Company

 4.

Incorporating the

7/3/1895

Vol. XII

P. 601

United Water and Light

Company

 5.

Extending the Time for

4/22/1897

Vol. XII

P. 904

the Organization of

the United Water and

Light Company

 6.

Amending the Charter

6/21/1905

Vol. XIV

P. 847

of The Westport Water

Company

11.

The New Milford Electric Light Company

 1.

Incorporating The New

5/27/1893

Vol. XI

P. 575

Milford Electric Light

Company

 2.

Amending the Charter

5/16/1911

Vol. XVI

P. 190

of The New Milford

Electric Light Company

 3.

Authorizing The New

3/26/1919

Vol. XVIII

P. 29

Milford Electric Light

Company to Increase

Its Capital Stock

 4.

Authorizing The New

5/3/1921

Vol. XVIII

P. 524

Milford Electric Light

Company to Increase

Its Capital Stock

 5.

Amending the Charter

4/23/1925

Vol. XIX

P. 714

of The New Milford

Electric Light Company

 6.

Concerning an

5/8/1929

Vol. XX

P. 848

Amendment to the

Charter of The New

Milford Electric Light

Company

12.

The Waterbury and Milldale Tramway Company

 1.

Incorporating The

6/5/1907

Vol. XV

P. 180

Waterbury and Milldale

Tramway Company

 2.

Amending the Charter

6/2/1927

Vol. XX

P. 444

of The Waterbury and

Milldale Tramway

Company

13.

Bristol and Plainville Electric Company (formerly Bristol and Plainville Tramway

             Company)

 1.

Incorporating the

6/14/1893

Vol. XI

P. 730

Bristol and Plainville

Tramway

 2.

Merging The Bristol

3/31/1897

Vol. XII

P. 822

Electric Light Company

in the Bristol and

Plainville Tramway

Company

 3.

Amending the Charter

4/7/1897

Vol. XII

P. 874

of the Bristol and

Plainville Tramway

Company

 4.

Amending the Charter

6/13/1899

Vol. XIII

P. 284

of the Bristol and

Plainville Tramway

Company

 5.

Amending the Charter

5/15/1903

Vol. XIV

P. 185

of the Bristol and

Plainville Tramway

Company

 6.

Amending the Charter

7/8/1909

Vol. XV

P. 888

of the Bristol and

Plainville Tramway

Company

 7.

Amending the Charter

5/3/1921

Vol. XVIII

P. 500

of the Bristol and

Plainville Tramway

Company

(VALIDATED:  PUBLIC ACTS, 1923, CHAPTER 276, APPROVED 6/21/1923)

 8.

Authorizing the

3/20/1925

Vol. XIX

P. 61

Directors of the

Bristol and Plainville

Electric Company to

Change the Par Value

of Its Stock

14.

The Bristol Electric Light Company

 1.

Incorporating The

2/24/1886

Vol. X

P. 221

Bristol Electric Light

Company

15.

The Middletown Gas Light Company

 1.

Incorporating "The

Passed

Vol. III

P. 571

Middletown Gas Light 1853

Company"

 2.

Amending the Charter

7/3/1867

Vol. VI

P. 219

of the Middletown Gas

Light Company

 3.

Amending the Charter

6/11/1873

Vol. VII

P. 472

of the Middletown Gas

Light Company

 4.

Amending the Charter

3/18/1881

Vol. IX

P. 69

of The Middletown Gas

Light Company

 5.

Amending the Charter

3/15/1895

Vol. XII

P. 30

of The Middletown Gas

Light Company

 6.

Amending the Charter

6/6/1913

Vol. XVI

P. 1116

of The Middletown Gas

Light Company

 7.

Amending the Charter

5/6/1927

Vol. XX

P. 288

of The Middletown Gas

Light Company

16.

The Eastern Connecticut Power Company

 1.

Incorporated on 8/28/1917 under General Laws

 2.

Concerning the Sale of

5/8/1919

Vol. XVIII

P. 180

Gas and Electricity in Norwich

 3.

Authorizing The Shore

5/8/1919

Vol. XVIII

P. 204

Line Electric Railway

Company to Sell

Certain Rights and

Property to The

Eastern Connecticut

Power Company

 4.

Amending the Charter

6/3/1921

Vol. XVIII

P. 883

of The Eastern

Connecticut Power

Company

 5.

Concerning The Eastern

4/4/1923

Vol. XIX

P. 133

Connecticut Power

Company

 6.

Authorizing The

5/23/1927

Vol. XX

P. 310

Eastern Connecticut

Power Company to

Acquire the Franchises

and Property of The

Putnam Light and Power

Company, The Danielson

and Plainfield Gas and

Electric Company and

The Lyme Electric

Power Company

17.

The Shore Line Electric Railway Company

 1.

Incorporating The

6/6/1905

Vol. XIV

P. 719

Shore Line Electric

Railway Company

 2.

Amending the Charter

6/10/1909

Vol. XV

P. 810

of The Shore Line

Electric Railway

Company and Extending

the Time for

Constructing its

Lines.

 3.

Concerning Bonds of

6/29/1911

Vol. XVI

P. 289

The Shore Line  Electric Railway

Company

 4.

Amending the Charter

8/22/1911

Vol. XVI

P. 439

of The Shore Line

Electric Railway

Company

5.

Amending the Charter

6/4/1913

Vol. XVI

P. 945

of The Shore Line

Electric Railway

Company

 6.

Amending the Charter

5/16/1917

Vol. XVII

P. 1035

of The Shore Line

Electric Railway

Company

18.

The Groton and Stonington Street Railway Company

 1.

Incorporating The

5/11/1903

Vol. XIV

P. 151

Groton and Stonington

Street Railway Company

 2.

Amending the Charter

7/25/1907

Vol. XV

P. 310

of The Groton and

Stonington Street

Railway Company

19.

The Norwich & Westerly Traction Company (formerly The Norwich & Westerly Railway

Company, also The Norwich, Mystic and Westerly Street Railway Company)

 1.

Incorporating The

5/11/1903

Vol. XIV

P. 158

Norwich, Mystic and

Westerly Street

Railway Company

 2.

Granting Additional

4/21/1909

Vol. XV

P. 660

Powers to The Norwich,

Mystic and Westerly

Street Railway Company

 3.

Amending the Charter

6/6/1913

Vol. XVI

P. 989

of The Norwich &

Westerly Traction

Company

20.

The Putnam Light and Power Company (formerly Putnam Gas Light Company)

 1.

Incorporating the

3/10/1886

Vol. X

P. 276

Putnam Gas Light

Company

 2.

Reducing the Capital

3/4/1887

Vol. X

P. 448

Stock of the Putnam

Gas Light Company

 3.

Amending the Charter

4/20/1887

Vol. X

P. 694

of the Putnam Gas

Light Company

 4.

Validating an

5/29/1889

Vol. X

P. 1176

Amendment to the

Charter of Putnam Gas

Light Company and

Changing Its Corporate

Name

 5.

Amending the Charter

4/3/1903

Vol. XIV

P. 49

of The Putnam Light

and Power Company

 6.

Amending the Charter

3/16/1905

Vol. XIV

P. 528

of The Putnam Light

and Power Company

 7.

Amending the Charter

3/16/1905

Vol. XIV

P. 528

of The Pomfret Club

 8.

Extending the Time for

5/1/1907

Vol. XV

P. 117

the Acceptance of an

Amendment to the

Charter of The Putnam

Light and Power

Company

 9.

Authorizing The Putnam

4/6/1911

Vol. XVI

P. 104

Light and Power

Company to Distribute

and Sell Electricity

in the Town of

Woodstock

10.

Amending the Charter

4/6/1911

Vol. XVI

P. 116

of The Putnam Light

and Power Company

11.

Amending the Charter

4/24/1917

Vol. XVII

P. 867

of The Putnam Light

and Power Company

12.

Amending the Charter

6/3/1921

Vol. XVIII

P. 877

of The Putnam Light

and Power Company

21.

The Lyme Electric Power Company

 1.

Incorporating The Lyme

7/5/1907

Vol. XV

P. 331

Electric Power Company

 2.

Extending the Time for

7/14/1909

Vol. XV

P. 898

the Organization of

The Lyme Electric

Power Company

 3.

Amending the Charter

3/30/1915

Vol. XVII

P. 69

of The Lyme Electric

Power Company

22.

The Danielson and Plainfield Gas and Electric Company (formerly The Nashawaug Electric

Power Company)

 1.

Incorporating The

6/28/1893

Vol. XI

P. 882

Nashawaug Electric

Power Company

 2.

Authorizing the Merger

3/19/1919

Vol. XVIII

P. 24

of The People's Light

and Power Company and

The Danielson and

Plainfield Gas and

Electric Company,

under the Name of The

Danielson and

Plainfield Gas and

Electric Company

 3.

Extending the Time for

5/1/1923

Vol. XIX

P. 153

the Acceptance of an

Amendment to the

Charters of The

People's Light and

Power Company and The

Danielson and

Plainfield Gas and

Electric Company

23.

The People's Light and Power Company

 1.

Incorporating The

4/5/1893

Vol. XI

P. 178

People's Light and

Power Company

 2.

Amending the Charter

4/23/1903

Vol. XIV

P. 99

of The People's Light

and Power Company

 3.

Amending the Charter

3/16/1905

Vol. XIV

P. 529

of The People's Light

and Power Company

 4.

Extending the Time for

5/1/1907

Vol. XV

P. 104

the Acceptance of an

Amendment to the

Charter of The

People's Light and

Power Company

24.

The Gaylordsville Electric Company

 1.

Incorporating The

5/25/1923

Vol. XIX

P. 318

Gaylordsville Electric

Company

25.

The Uncas Power Company

 1.

Incorporating The

7/18/1905

Vol. XIV

P. 1082

Uncas Power Company

 2.

Amending the Charter

6/28/1907

Vol. XV

P. 281

of The Uncas Power

Company

 3.

Amending the Charter

8/24/1909

Vol. XV

P. 1116

of The Uncas Power

Company

26.

The Kent Electric Light and Gas Company

 1.

Incorporating The Kent

5/22/1913

Vol. XVI

P. 861

Electric Light and Gas

Company

27.

The Beacon Falls Electric Company (formerly The Beacon Falls Rubber Shoe Company)

 1.

Incorporating The

3/15/1899

Vol. XIII

P. 37

Beacon Falls Rubber

Shoe Company

28.

The Waterbury Gas Light Company

 1.

Incorporating "The

Passed

Vol. III

P. 591

Waterbury Gas Light

1854

Company"

 2.

Amending the Charter

5/29/1873

Vol. VII

P. 465

of "The Waterbury Gas

Light Company"

 3.

Amending the Charter

3/5/1884

Vol. IX

P. 922

of The Waterbury Gas

Light Company

 4.

Amending the Charter

3/26/1884

Vol. IX

P. 994

of The Waterbury Gas

Light Company

 5.

Amending the Charter

3/12/1895

Vol. XII

P. 17

of The Waterbury Gas

Light Company

 6.

Amending the Charter

6/13/1895

Vol. XII

P. 386

of The Waterbury Gas

Light Company

 7.

Validating the

3/1/1897

Vol. XII

P. 673

Amendments to the

Charter of The

Waterbury Gas Light

Company

 8.

Amending the Charter

4/14/1903

Vol. XIV

P. 53

of The Waterbury Gas

Light Company

 9.

Amending the Charter

9/19/1911

Vol. XVI

P. 640

of The Waterbury Gas

Light Company and

Authorizing it to

Increase its Capital

Stock and to Issue

Bonds

10.

Amending the Charter

9/20/1911

Vol. XVI

P. 646

of The Waterbury Gas

Light Company

11.

Amending the Charter

5/20/1915

Vol. XVII

P. 502

of The Waterbury Gas

Light Company

12.

Amending the Charter

4/2/1919

Vol. XVIII

P. 52

of The Waterbury Gas

Light Company

13.

Amending the Charter

4/16/1925

Vol. XIX

P. 685

of The Waterbury Gas

Light Company

14.

Concerning the Charter

6/22/1927

Vol. XX

P. 385

of The Waterbury Gas

Light Company

15.

Amending the Charter

6/12/1929

Vol. XX

P. 933

of The Waterbury Gas

Light Company

29.

Naugatuck Electric Light Company

 1.

Incorporating the

4/16/1887

Vol. X

P. 650

Naugatuck Electric

Light Company

 2.

Validating the Charter

5/25/1893

Vol. XI

P. 560

of the Naugatuck

Electric Light Company

 3.

Authorizing the

5/25/1893

Vol. XI

P. 561

Naugatuck Electric

Light Company to Issue

Bonds

 4.

Validating the Charter

3/26/1895

Vol. XII

P. 67

and Amendments Thereto

of the Naugatuck

Electric Light Company

 5.

Authorizing the

3/2/1899

Vol. XIII

P. 17

Naugatuck Electric

Light Company to Issue

Bonds

30.

The Watertown Gas Company

 1.

Incorporating The

6/6/1911

Vol. XVI

P. 249

Watertown Gas Company

31.

Winsted Gas Company

 1.

Incorporating the

5/30/1860

Vol. V

P. 348

Winsted Gas Company

 2.

Increasing the Capital

6/17/1874

Vol. VII

P. 670

Stock of the Winsted

Gas Company

 3.

Amending the Charter

4/13/1887

Vol. X

P. 636

of the Winsted Gas

Company

 4.

Amending the Charter

5/17/1899

Vol. XIII

P. 255

of the Winsted Gas

Company

 5.

Amending the Charter

5/10/1901

Vol. XIII

P. 799

of The Winsted Gas

Company

 6.

Amending the Charter

4/9/1919

Vol. XVIII

P. 90

of the Winsted Gas

Company

32.

Central Connecticut Power and Light Company (formerly The East Haddam Electric Light

Company)

 1.

Incorporating The East

5/18/1893

Vol. XI

P. 519

Haddam Electric Light

Company

 2.

Extending the Time for

7/2/1895

Vol. XII

P. 572

Organization of The

East Haddam Electric

Light Company

 3.

Amending the Charter

2/18/1897

Vol. XII

P. 664

of The East Haddam

Electric Light Company

 4.

Amending the Charter

5/20/1915

Vol. XVII

P. 497

of The East Haddam

Electric Light Company

 5.

Changing the Name of

3/29/1917

Vol. XVII

P. 863

The East Haddam

Electric Light Company

to Central Connecticut

Power and Light

Company

 6.

Amending the Charter

5/17/1921

Vol. XVIII

P. 596

of the Central

Connecticut Power and

Light Company

 7.

Providing for the

6/24/1921

Vol. XVIII

P. 1012

Rescission of the

Contract Between the

State and the Central

Connecticut Power and

Light Company

 8.

Amending the Charter

6/15/1925

Vol. XIX

P. 805

of the Central

Connecticut Power and

Light Company

33.

The Colchester Electric Light Company

 1.

Incorporating The

5/9/1893

Vol. XI

P. 348

Colchester Electric

Light Company

 2.

Reviving the Charter

8/10/1909

Vol. XV

P. 1089

of The Colchester

Electric Light Company

34.

The Essex Light and Power Company

 1.

Incorporating The

5/17/1899

Vol. XIII

P. 221

Essex Light and Power

Company

 2.

Amending the Charter

7/25/1911

Vol. XVI

P. 381

of The Essex Light and

Power Company

35.

The Rockville-Willimantic Lighting Company (formerly The Willimantic and  Stafford Street Railway Company)

 1.

Incorporating The

7/18/1905

Vol. XIV

P. 1096

Willimantic and

Stafford Street

Railway Company

 2.

Extending the Time for

5/13/1909

Vol. XV

P. 737

The Willimantic and

Stafford Street

Railway Company to

Construct its Tracks

 3.

Authorizing the Laying

5/10/1915

Vol. XVII

P. 244

of Certain Gas Pipes

Across Land of the

State in Willimantic

 4.

Authorizing The

6/2/1921

Vol. XVIII

P. 862

Rockville-Willimantic

Lighting Company to

Issue First and

Refunding Mortgage

Bonds and Preferred

Stock

 5.

Defining the

7/22/1925

Vol. XIX

P. 898

Territorial Limits of

The Rockville-

Willimantic Lighting

Company

 6.

Amending an Act

5/24/1927

Vol. XX

P. 299

Authorizing The

Rockville-Willimantic

Lighting Company to

Issue First and

Refunding Mortgage

Bonds and Preferred

Stock

 7.

Amending the Charter

5/8/1929

Vol. XX

P. 761

of The Rockville-

Willimantic Lighting

Company

 8.

Extending the

6/18/1929

Vol. XX

P. 1005

Territorial Limits of

The Rockville-

Willimantic Lighting

Company

36.

The Rockville Gas and Electric Company (formerly The Rockville and Ellington Street

Railway Company)

 1.

Incorporating The

6/30/1893

Vol. XI

P. 997

Rockville and

Ellington Street

Railway Company

 2.

Amending the Charter

3/31/1897

Vol. XII

P. 820

of The Rockville and

Ellington Street

Railway Company, and

Changing Its Name to

The Rockville Gas and

Electric Company

37.

The Rockville Gas and Electric Company (formerly The Rockville Gas Light Company)

 1.

Incorporating The

7/2/1863

Vol. V

P. 554

Rockville Gas Light

Company

 2.

Amending Charter of

3/28/1883

Vol. IX

P. 762

The Rockville Gas

Light Company

 3.

Amending the Charter

4/12/1893

Vol. XI

P. 231

of The Rockville Gas

Light Company

38.

The Stafford Springs Electric Light and Gas Company

 1.

Incorporating The

4/27/1887

Vol. X

P. 713

Stafford Springs

Electric Light and Gas

Company

 2.

Extending the Time for

6/5/1889

Vol. X

P. 1219

Organizing The

Stafford Springs

Electric Light and Gas

Company

 3.

Amending the Charter

7/11/1907

Vol. XV

P. 359

of The Stafford

Springs Electric Light

and Gas Company

39.

Willimantic Gas and Electric Light Company

 1.

Incorporating the

6/20/1899

Vol. XIII

P. 550

Willimantic Gas and

Electric Light Company

 2.

Amending the Charter

6/4/1901

Vol. XIII

P. 935

of the Willimantic Gas

and Electric Light

Company

 3.

Amending the Charter

4/3/1903

Vol. XIV

P. 49

of the Willimantic Gas

and Electric Light

Company

 4.

Amending the Charter

8/13/1909

Vol. XV

P. 1095

of the Willimantic Gas

and Electric Light

Company

 5.

Amending the Charter

5/9/1911

Vol. XVI

P. 159

of the Willimantic Gas

and Electric Light

Company

40.

Willimantic Electric Light Company

 1.

Incorporating the

4/15/1887

Vol. X

P. 643

Willimantic Electric

Light Company

41.

The Citizens' Gas Light Company of Willimantic

 1.

Incorporating The

6/30/1893

Vol. XI

P. 1093

Citizens' Gas Light

Company of Willimantic

 2.

Validating the

3/1/1897

Vol. XII

P. 675

Acceptance of an

Amendment to the

Charter of The

Citizens' Gas Light

Company of Willimantic

42.

The Monroe Electric Light Company

 1.

Incorporating The

5/27/1921

Vol. XVIII

P. 675

Monroe Electric Light

Company

43.

The Connecticut Electric Service Company

 1.

Incorporating The

6/15/1925

Vol. XIX

P. 834

Connecticut Electric

Service Company

 2.

Amending the Charter

6/20/1927

Vol. XX

P. 377

of The Connecticut

Electric Service

Company

 3.

Amending the Charter

4/30/1929

Vol. XX

P. 838

of The Connecticut

Electric Service

Company

44.

The Connecticut Electric Securities Company

 1.

Incorporated on 2/18/1929 under  General Laws.

45.

The Northern Connecticut Power Company (1926)

(NO SPECIAL ACTS)

FORMED BY MERGER AND CONSOLIDATION EFFECTIVE ON 4/1/1926

46.

The Northern Connecticut Power Company (1905)

 1.

Incorporating The

6/21/1905

Vol. XIV

P. 827

Northern Connecticut

Power Company

47.

Connecticut River Company

THE CHARTER RIGHTS OF THE FORMER CONNECTICUT RIVER COMPANY WERE NOT ACQUIRED BY THE CONNECTICUT LIGHT AND POWER COMPANY AND ARE  NOT INCLUDED HEREIN, BUT REMAIN WITH THE NORTHERN CONNECTICUT  POWER COMPANY.

48.

The Northern Connecticut Light and Power Company (formerly The Enfield Gas Company,

also The Pynchon Land and Construction Company)

 1.

Incorporating The

4/22/1897

Vol. XII

P. 900

Pynchon Land and

Construction Company

 2.

Extending the Time for

5/17/1899

Vol. XIII

P. 187

the Organization of

The Pynchon Land and

Construction Company

 3.

Amending the Charter

6/17/1901

Vol. XIII

P. 1223

of The Pynchon Land

and Construction

Company and Extending

the Time for Its

Organization

 4.

Extending the Time for

4/14/1903

Vol. XIV

P. 51

the Organization of

The Pynchon Land and

Construction Company

 5.

Amending the Charter

5/5/1905

Vol. XIV

P. 635

of The Pynchon Land

and Construction

Company and Changing

Its Name to The

Enfield Gas Company

 6.

Amending the Charter

5/15/1907

Vol. XV

P. 149

of The Northern

Connecticut Light and

Power Company

 7.

Amending the Charter

7/26/1909

Vol. XV

P. 966

of The Northern

Connecticut Light and

Power Company

 8.

Amending the Charter

5/20/1915

Vol. XVII

P. 603

of The Northern

Connecticut Light and

Power Company

49.

Windsor Locks Electric Lighting Company

 1.

Incorporating the

3/17/1886

Vol. X

P. 293

Windsor Locks Electric

Lighting Company

 2.

Amending the Charter

2/12/1889

Vol. X

P. 779

of the Windsor Locks

Electric Lighting

Company

 3.

Authorizing the

4/19/1893

Vol. XI

P. 267

Windsor Locks Electric

Lighting Company to Issue Bonds

 4.

Extending the Time for

4/24/1895

Vol. XII

P. 203

the Issue of Bonds by

the Windsor Locks

Electric Lighting

Company

 5.

Amending the Charter

5/29/1901

Vol. XIII

P. 903

of the Windsor Locks

Electric Lighting

Company

50.

Enfield Electric Light and Power Company

 1.

Incorporating the

6/11/1889

Vol. X

P. 1270

Enfield Electric Light

and Power Company

51.

The Somers Water Company (formerly The Somers Electric Company)

 1.

Incorporating The

6/18/1903

Vol. XIV

P. 467

Somers Electric

Company

52.

The Village Water Company of Suffield

 1.

Amending the Charter

5/17/1901

Vol. XIII

P. 854

of The Village Water

Company of Suffield

 2.

Amending the Charter

5/11/1903

Vol. XIV

P. 183

of The Village Water

Company of Suffield

53.

The Suffield Electric Light Company

 1.

Incorporating The

5/3/1895

Vol. XII

P. 238

Suffield Electric

Light Company

 2.

Authorizing The

5/31/1899

Vol. XIII

P. 128

Suffield Electric

Light Company to

Increase Its Capital

Stock

54.

The Talcott Brothers Company

 1.

Authorizing The

6/3/1925

Vol. XIX

P. 915

Talcott Brothers

Company to Maintain

Transmission Lines For

the Purchase and Sale

of Electricity

(Property pertaining to the electric business only.)

ON 6/28/1936, SOLD ENTIRE ELECTRIC TRANSMISSION AND DISTRIBUTION SYSTEMS TO THE CONNECTICUT LIGHT AND POWER COMPANY.

55.

The Baltic Mills Company (formerly The Baltic Power Company)

 1.

Incorporating The

6/21/1893

Vol. XI

P. 833

Baltic Power Company

 2.

Amending the Charter

5/23/1895

Vol. XII

P. 319

of The Baltic Power

Company

56.

The Meriden, Southington and Compounce Tramway Company

 1.

Incorporating The

4/7/1897

Vol. XII

P. 683

Meriden, Southington

and Compounce Tramway

Company

 2.

Amending the Charter

6/16/1899

Vol. XIII

P. 386

of The Meriden,

Southington and

Compounce Tramway

Company

 3.

Amending the Charter

6/17/1901

Vol. XIII

P. 1217

of The Meriden,

Southington and

Compounce Tramway

Company

 4.

Amending the Charter

6/22/1903

Vol. XIV

P. 471

of The Meriden,

Southington and

Compounce Tramway

Company

 5.

Amending the Charter

7/18/1905

Vol. XIV

P. 1088

of The Meriden,

Southington and

Compounce Tramway

Company and Extending

the Time Within Which

Said Company May

Construct Its Tracks

57.

The Waterbury and Pomperaug Valley Railway Company (formerly The Woodbury and

Seymour Street Railway Company)

 1.

Incorporating The

5/13/1903

Vol. XIV

P. 187

Woodbury and Seymour

Street Railway Company

58.

The Woodbury and Waterbury Street Railway Company

 1.

Incorporating The

6/11/1903

Vol. XIV

P. 315

Woodbury and Waterbury

Street Railway Company

59.

The Litchfield Electric Light and Power Company

 1.

Incorporating The

3/24/1897

Vol. XII

P. 799

Litchfield Electric

Light and Power

Company

 2.

Extending the Time for

3/7/1901

Vol. XIII

P. 596

Filing the Certificate

of Organization of The

Litchfield Electric

Light and Power

Company

 3.

Amending the Charter

4/3/1903

Vol. XIV

P. 51

of The Litchfield

Electric Light and

Power Company

 4.

Amending the Charter

4/19/1905

Vol. XIV

P. 622

of The Litchfield

Electric Light and

Power Company

 5.

Extending the Time for

5/25/1905

Vol. XIV

P. 700

the Acceptance of the

Amendment to the

Charter of The

Litchfield Electric

Light and Power

Company

6.

Amending the Charter

5/3/1921

Vol. XVIII

P. 525

of The Litchfield

Electric Light and

Power Company

 7.

Extending the Time

4/5/1923

Vol. XIX

P. 80

Within Which The

Litchfield Electric

Light and Power

Company May Accept an

Amendment to Its

Charter, and

Validating Acts of

Said Corporation

 8.

Amending the Charter

4/9/1925

Vol. XIX

P. 678

of The Litchfield

Electric Light and

Power Company

 9.

Amending the Charter

6/22/1927

Vol. XX

P. 422

of The Litchfield

Electric Light and

Power Company

10.

Authorizing The

5/12/1937

Vol. XXII

P. 685

Litchfield Electric

Light and Power

Company to Exercise

Its Corporate Rights

in a Portion of the

Town of Harwinton

11.

Validating Certain

4/12/1939

Vol. XXIII

P. 86

Mergers or

Consolidations of or

Between The Litchfield

Electric Light and

Power Company and The

Washington Electric

Light and Power

Company and The

Litchfield Electric

Light and Power

Company and The

Ridgefield Electric

Light and Power

Company

12.

Amending the Charter

4/12/1939

Vol. XXIII

P. 95

of The Litchfield

Electric Light & Power

Company, Regarding The

Issuance of Mortgage

Bonds

13.

Extending the Time

6/16/1939

Vol. XXIII

P. 608

Within Which the

Litchfield Electric

Light & Power Company

May Accept an

Amendment to Its

Charter

14.

Amending the Charter

5/9/1945

Vol. XXIV

P. 552

of The Litchfield

Electric Light and

Power Company

60.

The Washington Electric Light and Power Company

 1.

Incorporating The

6/13/1907

Vol. XV

P. 237

Washington Electric

Light and Power

Company

61.

The Ridgefield Electric Company

 1.

Incorporating The

4/24/1901

Vol. XIII

P. 732

Ridgefield Electric

Company

 2.

Amending the Charter

5/14/1907

Vol. XV

P. 153

of The Ridgefield

Electric Company

62.

The Clinton Electric Light and Power Company

 1.

Incorporating The

5/14/1901

Vol. XIII

P. 821

Clinton Electric Light

and Power Company

 2.

Amending the Charter

5/16/1917

Vol. XVII

P. 1053

of The Clinton

Electric Light and

Power Company

 3.

Amending the Charter

4/15/1919

Vol. XVIII

P. 110

of The Clinton

Electric Light and

Power Company

 4.

Amending the Charter

6/22/1927

Vol. XX

P. 445

of The Clinton

Electric Light and

Power Company

 5.

Amending the Charter

5/8/1953

Vol. XXVI

P. 864

of The Clinton

Electric Light and

Power Company

63.

The Housatonic Public Service Company (formerly The Derby Gas and Electric Corporation of Connecticut)

 1.

Incorporating The

6/21/1935

Vol. XXII

P. 351

Derby Gas and Electric

Corporation of

Connecticut

2.

Amending the Charter

6/16/1937

Vol. XXII

P. 892

of The Derby Gas and

Electric Corporation

of Connecticut and

Changing Its Name to

Derby Gas & Electric

Company

 3.

Amending the Charter

6/20/1939

Vol. XXIII

P. 589

of The Derby Gas and

Electric Company of

Connecticut

 4.

Amending the Charter

4/30/1953

Vol. XXVI

P. 859

of The Derby Gas and

Electric Corporation

of Connecticut and

Changing Its Name to

The Housatonic Public

Service Company

 5.

Amending the Charter

6/29/1955

Vol. XXVII

P. 327

of The Housatonic

Public Service Company

 6.

Amending the Charter

4/12/1957

Vol. XXVIII

P. 125

of The Housatonic

Public Service Company

 7.

Amending the Charter

4/25/1958

Vol. XXIX

P. 32

of The Housatonic

Public Service Company

64.

The Derby Gas and Electric Company (formerly Derby Gas Company, also The Birmingham Gas Light Company)

 1.

Incorporating the

5/20/1859

Vol. V

P. 223

Birmingham Gas Light

Company

 2.

Amending the Charter

7/1/1869

Vol. VI

P. 668

of the Birmingham Gas

Light Company

 3.

Amending the Charter

6/14/1871

Vol. VII

P. 14

of Birmingham Gas

Light Company

 4.

Amending the Charter

3/16/1881

Vol. IX

P. 49

of the Derby Gas

Company

 5.

Amending the Charter

2/19/1886

Vol. X

P. 214

of the Derby Gas

Company

 6.

Amending the Charter

3/7/1889

Vol. X

P. 818

of the Derby Gas

Company

 7.

Amending the Charter

5/18/1893

Vol. XI

P. 533

of the Derby Gas

Company

 8.

Amending the Charter

3/23/1897

Vol. XII

P. 778

of The Derby Gas

Company

 9.

Amending the Charter

4/2/1901

Vol. XIII

P. 652

of the Derby Gas

Company

10.

Amending the Charter

3/29/1905

Vol. XIV

P. 545

of The Derby Gas

Company

11.

Authorizing The Derby

6/6/1913

Vol. XVI

P. 988

Gas Company to

Increase Its Capital

Stock

12.

Amending the Charter

4/21/1915

Vol. XVII

P. 181

of The Derby Gas

Company

13.

Changing the Name of

3/9/1921

Vol. XVIII

P. 349

The Derby Gas Company

to The Derby Gas and

Electric Company and

Authorizing Said

Company to Increase

Its Capital Stock

14.

Amending the Charter

5/21/1925

Vol. XIX

P. 768

of The Derby Gas and

Electric Company

15.

Amending the Charter

7/22/1945

Vol. XXIV

P. 635

of The Derby Gas and

Electric Company and

Authorizing It to

Increase Its Capital

Stock

16.

Amending the Charter

5/24/1949

Vol. XXV

P. 876

of The Derby Gas and

Electric Company

65.

The Wallingford Gas Light Company

 1.

Incorporating The

4/14/1881

Vol. IX

P. 246

Wallingford Gas Light

Company

 2.

Amending the Charter

3/14/1883

Vol. IX

P. 725

of The Wallingford

Gas-Light Company

 3.

Validating Amendments

5/16/1889

Vol. X

P. 1125

to the Charter of the

Wallingford Gas Light

Company

 4.

Amending the Charter

5/4/1903

Vol. XIV

P. 134

of The Wallingford Gas

Light Company

 5.

Amending the Charter

7/31/1907

Vol. XV

P. 576

of The Wallingford Gas

Light Company

 6.

Authorizing The

4/20/1921

Vol. XVIII

P. 468

Wallingford Gas Light

Company to Issue

Mortgage Bonds

 7.

Amending the Charter

4/26/1923

Vol. XIX

P. 150

of The Wallingford Gas

Light Company

 8.

Amending the Charter

5/24/1949

Vol. XXV

P. 877

of The Wallingford Gas

Light Company

66.

The Danbury and Bethel Gas and Electric Light Company (formerly the Danbury Gas Light

Company)

 1.

Incorporating the

Passed

Vol. III

P. 566

Danbury Gas Light

1854

Company

 2.

Amending The Charter

4/13/1887

Vol. X

P. 642

of The Danbury Gas

Light Company and

Changing Its Name to

The Danbury and Bethel

Gas and Electric Light

Company

 3.

Authorizing The

6/27/1907

Vol. XV

P. 280

Danbury and Bethel Gas

and Electric Light

Company to Increase

Its Capital Stock and

to Issue Bonds

 4.

Amending the Charter

6/21/1911

Vol. XVI

P. 276

of The Danbury and

Bethel Gas and

Electric Light Company

 5.

Amending the Charter

5/26/1913

Vol. XVI

P. 881

of The Danbury and

Bethel Gas and

Electric Light Company

 6.

Authorizing The

5/16/1917

Vol. XVII

P. 1096

Danbury and Bethel Gas

and Electric Light

Company to Increase

Its Capital Stock and

to Issue Bonds

 7.

Authorizing The

6/12/1929

Vol. XX

P. 964

Danbury and Bethel Gas

and Electric Light

Company to Increase

Its Capital Stock to

Issue Bonds

 8.

Reimbursing The

4/2/1941

Vol. XXIII

P. 731

Danbury and Bethel Gas

and Electric Light

Company for Money Paid

to the State in Error

 9.

Authorizing The

6/10/1941

Vol. XXIII

P. 1143

Danbury and Bethel Gas

and Electric Light

Company to Purchase

the Franchises of The

Litchfield Electric

Light and Power

Company

10.

Amending The Charter

6/24/1941

Vol. XXIII

P. 1287

of the Danbury and

Bethel Gas and

Electric Light Company

11.

Extending the Time for

3/15/1943

Vol. XXIV

P. 24

Filing Certificates of

Acceptance of Charter

Amendments by Certain

Corporations

12.

Amending The Charter

7/22/1945

Vol. XXIV

P. 634

of the Danbury and

Bethel Gas and

Electric Light Company

13.

Authorizing The

6/30/1947

Vol. XXV

P. 381

Danbury and Bethel Gas

and Electric Light

Company to Increase

Its Capital Stock

67.

The Danbury Power and Transportation Company (formerly The Danbury and Bethel

Traction Company)

 1.

Incorporating The

5/13/1919

Vol. XVIII

P. 305

Danbury and Bethel

Traction Company

 2.

Extending the Time for

4/20/1921

Vol. XVIII

P. 446

The Organization of

The Danbury and Bethel

Traction Company

 3.

Extending the Time for

4/3/1923

Vol. XIX

P. 63

The Organization of

The Danbury and Bethel

Traction Company

68.

Danbury and Bethel Street Railway Company (formerly Danbury and Bethel Horse Railway

Company)

 1.

Incorporating the

3/31/1885

Vol. X

P. 81

Danbury and Bethel

Horse Railway Company

 2.

Amending the Charter

3/11/1886

Vol. X

P. 275

of the Danbury and

Bethel Horse Railway

Company

 3.

Legalizing Bonds

3/8/1887

Vol. X

P. 452

Issued by the Danbury

and Bethel Horse

Railway Company

 4.

Amending the Charter

5/4/1887

Vol. X

P. 718

of the Danbury and

Bethel Horse Railway

Company

 5.

Amending the Charter

6/5/1889

Vol. X

P. 1219

of the Danbury and

Bethel Horse Railway

Company

 6.

Amending the Charter

6/21/1893

Vol. XI

P. 830

of the Danbury and

Bethel Horse Railway

Company

 7.

Amending the Charter

5/3/1895

Vol. XII

P. 236

of the Danbury and

Bethel Horse Railway

Company

 8.

Amending the Charter

4/30/1901

Vol. XII

P. 748

of the Danbury and

Bethel Street Railway

Company

 9.

Amending the Charter

6/18/1903

Vol. XIV

P. 433

of the Danbury and

Bethel Street Railway

Company

10.

Extending the Time for

3/29/1905

Vol. XIV

P. 551

the Acceptance by the

Danbury and Bethel

Street Railway Company

of the Amendment to

Its Charter

11.

Amending the Charter

7/8/1909

Vol. XV

P. 880

of the Danbury and

Bethel Street Railway

Company

12.

Extending the Time for

9/19/1911

Vol. XVI

P. 644

Constructing Lines of

the Danbury and Bethel

Street Railway Company

13.

Amending the Charter

4/30/1913

Vol. XVI

P. 777

of the Danbury and

Bethel Street Railway

Company

14.

Extending the Time

5/10/1915

Vol. XVII

P. 250

Within Which The

Danbury and Bethel

Street Railway Company

May Construct Its

Lines

15.

Amending the Charter

5/16/1917

Vol. XVII

P. 1031

of the Danbury and

Bethel Street Railway

Company

16.

Amending the Charter

5/21/1919

Vol. XVIII

P. 221

of the Danbury and

Bethel Street Railway

Company, Relating to

Fares

17.

Amending the Charter

4/20/1921

Vol. XVIII

P. 441

of the Danbury and

Bethel Street Railway

Company

69.

The Bridgeport and Danbury Electric Railway Company

 1.

Incorporating The

6/25/1907

Vol. XV

P. 184

Bridgeport and Danbury

Electric Railway

Company

 2.

Amending the Charter

8/31/1911

Vol. XVI

P. 595

of The Bridgeport and

Danbury Electric

Railway Company and

Extending the Time for

Constructing Its

Tracks

 3.

Reviving and Extending

6/6/1913

Vol. XVI

P. 1150

the Rights of The

Bridgeport and Danbury

Electric Railway

Company

70.

The Fletcher Electric Light Company, Inc.

 1.

Incorporating The

5/8/1986

1986 Conn. Acts 27 (Reg. Sess.)

Fletcher Electric Light

Company

C-THE HARTFORD ELECTRIC LIGHT COMPANY

 1.

Incorporating The

4/12/1881

Vol. IX

P. 212

Hartford Electric

Light Company

 2.

Amending the Charter

4/24/1883

Vol. IX

P. 820

of The Hartford

Electric Light Company

 3.

Amending the Charter

5/4/1893

Vol. XI

P. 332

of The Hartford

Electric Light Company

 4.

Authorizing The

3/3/1897

Vol. XII

P. 691

Hartford Electric

Light Company to

Purchase or Lease the

Franchises and

Property of The

Hartford Light and

Power Company, and

Amending the Charter

of The Hartford Light

and Power Company

 5.

Amending the Charter

3/10/1897

Vol. XII

P. 697

of The Hartford

Electric Light Company

 6.

Amending the Charter

4/19/1899

Vol. XIII

P. 157

of The Hartford

Electric Light Company

 7.

Amending the Charter

5/11/1905

Vol. XIV

P. 644

of The Hartford

Electric Light Company

 8.

Amending the Charter

6/15/1905

Vol. XIV

P. 763

of The Hartford

Electric Light Company

 9.

Amending the Charter

7/25/1907

Vol. XV

P. 422

of The Hartford

Electric Light Company

10.

Amending the Charter

4/6/1911

Vol. XVI

P. 116

of The Hartford

Electric Light Company

11.

Amending the Charter

3/8/1917

Vol. XVII

P. 733

of The Hartford

Electric Light Company

12.

Amending the Charter

3/21/1917

Vol. XVII

P. 753

of The Hartford

Electric Light Company

13.

Amending the Charter

4/10/1917

Vol. XVII

P. 936

of The Hartford

Electric Light Company

14.

Amending the Charter

4/20/1921

Vol. XVIII

P. 473

of The Hartford

Electric Light Company

15.

Amending the Charter

5/24/1923

Vol. XIX

P. 248

of The Hartford

Electric Light Company

16.

Amending the Charter

6/3/1927

Vol. XX

P. 299

of The Hartford

Electric Light Company

17.

Amending the Charter

6/18/1929

Vol. XX

P. 1024

of The Hartford

Electric Light Company

18.

Amending the Charter

5/10/1943

Vol. XXIV

P. 196

of The Hartford

Electric Light Company

Concerning the

Purchase of Property

19.

Amending the Charter

5/10/1943

Vol. XXIV

P. 196

of The Hartford

Electric Light Company

Concerning Merger or

Consolidation

20.

Amending the Charter

5/10/1943

Vol. XXIV

P. 197

of The Hartford

Electric Light Company

Concerning the Sale or

Purchase of Power

21.

Amending the Charter

5/28/1947

Vol. XXV

P. 202

of The Hartford

Electric Light Company

22.

Amending the Charter

5/28/1947

Vol. XXV

P. 207

of The Hartford

Electric Light Company

23.

Removing the

7/12/1949

Vol. XXV

P. 1062

Limitation on Capital

Stock of The Hartford

Electric Light Company

24.

Concerning Offering of

7/12/1949

Vol. XXV

P. 1062

Stock of The Hartford

Electric Light Company

to Stockholders

25.

Amending the Charter

5/28/1953

Vol. XXVI

P. 991

of The Hartford

Electric Light Company

26.

Amending the Charter

4/22/1959

Vol. XXIX

P. 64

of The Hartford

Electric Light Company

D-PREDECESSORS OF THE HARTFORD ELECTRIC LIGHT COMPANY

 1.

The East Hartland Improvement Company

 1.

Incorporated on 8/7/1928 under General

Laws

 2.

Authorizing The East

4/18/1929

Vol. XX

P. 660

Hartland Improvement

Company to Purchase

and Distribute

Electricity

 3.

Amending the Charter

4/9/1937

Vol. XXII

P. 596

of The East Hartland

Improvement Company

 2.

The Hartford Light and Power Company

 1.

Incorporating The

4/25/1887

Vol. X

P. 701

Hartford Light and

Power Company

2.

Authorizing The

4/22/1897

Vol. XII

P. 904

Hartford Light and

Power Company to Take

Up Its Outstanding

Bonds

 3.

The Simsbury Electric Company

 1.

Incorporating The

5/24/1899

Vol. XIII

P. 74

Simsbury Electric

Company

 2.

Amending the Charter

4/6/1911

Vol. XVI

P. 101

of The Simsbury

Electric Company

 3.

Amending the Charter

4/9/1925

Vol. XIX

P. 666

of The Simsbury

Electric Company

 4.

Amending the Charter

5/25/1931

Vol. XXI

P. 514

of The Simsbury

Electric Company

 5.

Amending the Charter

6/29/1939

Vol. XXIII

P. 643

of The Simsbury

Electric Company

E-THE CONNECTICUT POWER COMPANY, FORMERLY THE MARINE POWER

 COMPANY

 1.

Incorporating the

5/23/1899

Vol. XIII

P. 266

Marine Power Company

 2.

Extending the Time of

3/28/1901

Vol. XIII

P. 641

the Charter of the

Marine Power Company

 3.

Extending the Time for

6/17/1901

Vol. XIII

P. 1188

Organizing the Marine

Power Company

 4.

Extending the Time for

5/4/1903

Vol. XIV

P. 136

Organizing the Marine

Power Company

5.

Amending the Charter

9/5/1911

Vol. XVI

P. 597

of The Connecticut

Power Company

 6.

Amending the Charter

6/3/1927

Vol. XX

P. 331

of The Connecticut

Power Company

 7.

Amending the Charter

7/26/1949

Vol. XXV

P. 1139

of The Connecticut

Power Company to

Remove Requirement

That Capital Stock be

Offered to

Stockholders

 8.

Amending the Charter

7/26/1949

Vol. XXV

P. 1139

of The Connecticut

Power Company to

Remove the Limitation

on Issuance of Capital

Stock

 9.

Amending the Charter

5/28/1953

Vol. XXVI

P. 1008

of The Connecticut

Power Company

F-PREDECESSORS OF THE CONNECTICUT POWER COMPANY

 1.

The Berkshire Power Company

 1.

Incorporated on 12/9/1904 under General Laws

 2.

Authorizing The

6/22/1905

Vol. XIV

P. 865

Berkshire Power

Company to Erect a Dam

and Take Land Flooded

Thereby

 2.

The Bolton Electric Company

 1.

Incorporating The

4/23/1925

Vol. XIX

P. 688

Bolton Electric

Company

 3.

The Eastern Connecticut Electric Power Company

 1.

Incorporating The

6/5/1903

Vol. XIV

P. 297

Eastern Connecticut

Electric Power Company

 2.

Amending the Charter

7/13/1905

Vol. XIV

1047

of The Eastern

Connecticut Electric

Power Company

 4.

The Manchester Electric Company

 1.

Incorporating The

6/14/1893

Vol. XI

P. 752

South Manchester

Light, Power, and

Tramway Company

 2.

Amending the Charter

4/26/1917

Vol. XVII

P. 944

of The South

Manchester Light,

Power and Tramway

Company

 3.

Amending the Charter

5/3/1921

Vol. XVIII

P. 524

of The Manchester

Electric Company

 4.

Authorizing The

4/19/1923

Vol. XIX

P. 132

Manchester Electric

Company to Increase

Its Capital Stock and

to Issue Bonds

 5.

Authorizing The

6/12/1929

Vol. XX

P. 935

Manchester Electric

Company to Increase

Its Capital Stock

 5.

The Manchester Light and Power Company

 1.

Incorporating The

3/10/1893

Vol. XI

P. 44

Manchester Light and

Power Company

 6.

The Middletown Electric Light Company

 1.

Incorporating The

4/19/1887

Vol. X

P. 666

Middletown Electric

Light Company

 2.

Amending the Charter

4/21/1909

Vol. XV

P. 685

of The Middletown

Electric Light Company

 3.

Amending the Charter

4/25/1911

Vol. XVI

P. 145

of The Middletown

Electric Light Company

 7.

The New Hartford Electric Company

 1.

Incorporating The New

6/17/1901

Vol. XIII

P. 1228

Hartford Electric

Company

 2.

Amending the Charter

6/7/1927

Vol. XX

P. 303

of The New Hartford

Electric Company

 3.

Validating the Filing

6/18/1929

Vol. XX

P. 1020

of Acceptance of an

Act Amending the

Charter of The New

Hartford Electric

Company

 4.

Authorizing The New

6/18/1929

Vol. XX

P. 1021

Hartford Electric

Company to Increase

Its Capital Stock

 8.

New London Gas and Electric Company

 1.

Incorporating the New

3/10/1897

Vol. XII

P. 702

London Gas and

Electric Company

 2.

Amending the Charter

3/10/1897

Vol. XII

P. 705

of the New London Gas

and Electric Company

 3.

Authorizing the New

3/2/1899

Vol. XIII

P. 12

London Gas and

Electric Company to

Issue Additional Bonds

 4.

Amending the Charter

6/11/1901

Vol. XIII

P. 1029

of the New London Gas

and Electric Company

 5.

Amending the Charter

5/12/1903

Vol. XIV

P. 204

of the New London Gas

and Electric Company

 6.

Amending the Charter

4/11/1911

Vol. XVI

P. 119

of the New London Gas

and Electric Company

 9.

The New London Gas Light Company

 1.

Incorporating The New

Passed

Vol. III

P. 578

London Gas Light

1853

Company

10.

The Norfolk Electric Light Company

 1.

Incorporating The

3/10/1897

Vol. XII

P. 660

Norfolk Electric Light

Company

11.

Oneco Manufacturing Company

 1.

Incorporating the

5/9/1893

Vol. XI

P. 436

Oneco Manufacturing

Company

12.

The Sharon Electric Light Company

 1.

Incorporating The

5/29/1889

Vol. X

P. 1174

Sharon Electric Light

Company

 2.

Amending the Charter

5/18/1893

Vol. XI

P. 516

of The Sharon Electric

Light Company

3.

Amending the Charter

5/13/1897

Vol. XII

P. 1026

of The Sharon Electric

Light Company

 4.

Amending the Charter

6/22/1905

Vol. XIV

P. 863

of The Sharon Electric

Light Company

 5.

Amending the Charter

6/2/1913

Vol. XVI

P. 907

of The Sharon Electric

Light Company

13.

Stamford Electric Lighting Company

 1.

Incorporating Stamford

4/8/1881

Vol. IX

P. 199

Electric Lighting

Company

14.

The Stamford Gas and Electric Company

 1.

Incorporating The

6/14/1893

Vol. XI

P. 717

Stamford Gas and

Electric Company

 2.

Authorizing The

4/23/1897

Vol. XII

P. 922

Stamford Gas and

Electric Company to

Issue Additional Bonds

 3.

Amending the Charter

6/6/1913

Vol. XVI

P. 1120

of The Stamford Gas

and Electric Company

 4.

Amending the Charter

3/19/1915

Vol. XVII

P. 38

of The Stamford Gas

and Electric Company

 5.

Amending a Resolution

4/2/1919

Vol. XVIII

P. 70

Incorporating The

Stamford Gas and

Electric Company

 6.

Authorizing The

6/3/1927

Vol. XX

P. 297

Stamford Gas and

Electric Company to

Increase Its Capital

Stock

 7.

Amending the Charter

4/23/1929

Vol. XX

P. 860

of The Stamford Gas

and Electric Company

15.

The Stamford Gas Light Company

 1.

Incorporating The

Passed

Vol. III

P. 586

Stamford Gas Light

1854

Company

 2.

Amending the Charter

6/12/1860

Vol. V

P. 364

of The Stamford Gas-

Light Company

 3.

Amending the Charter

6/22/1865

Vol. V

P. 684

of The Stamford Gas

Light Company

 4.

Authorizing The

5/27/1869

Vol. VI

P. 575

Stamford Gas Light

Company to Increase

Its Capital Stock

 5.

To Increase the Number

3/24/1880

Vol. VIII

P. 398

of Directors of The

Stamford Gas Company

 6.

Authorizing The

3/8/1881

Vol. IX

P. 31

Stamford Gas Light

Company to Accept

Amendment to Its

Charter

7.

Amending the Charter

4/2/1889

Vol. X

P. 918

of The Stamford Gas-

Light Company

16.

The Thomaston Electric Light Company

 1.

Incorporating The

4/10/1889

Vol. X

P. 947

Thomaston Electric

Light Company

17.

The Torrington Electric Light Company

 1.

Incorporating The

4/13/1887

Vol. X

P. 625

Torrington Electric

Light Company

 2.

Amending the Charter

3/2/1899

Vol. XIII

P. 13

of The Torrington

Electric Light Company

 3.

Amending the Charter

6/22/1905

Vol. XIV

P. 856

of The Torrington

Electric Light Company

 4.

Authorizing The

5/1/1907

Vol. XV

P. 111

Torrington Electric

Light Company to

Increase Its Capital

Stock

 5.

Amending the Charter

4/9/1915

Vol. XVII

P. 131

of The Torrington

Electric Light Company

 6.

Amending the Charter

6/3/1921

Vol. XVIII

P. 888

of The Torrington

Electric Light Company

 7.

Amending the Charter

3/9/1923

Vol. XIX

P. 28

of The Torrington

Electric Light Company

 8.

Authorizing The

4/2/1925

Vol. XIX

P. 632

Torrington Electric

Light Company to

Increase Its Capital

Stock

 9.

Amending the Charter

6/9/1933

Vol. XXI

P. 1145

of The Torrington

Electric Light Company

18.

The Union Electric Light and Power Company

 1.

Incorporating The

5/10/1901

Vol. XIII

P. 794

Union Electric Light

and Power Company

 2.

Amending the Charter

3/27/1907

Vol. XV

P. 50

of The Union Electric

Light and Power

Company

 3.

Amending the Charter

5/7/1907

Vol. XV

P. 131

of The Union Electric

Light and Power

Company

 4.

Amending the Charter

5/20/1909

Vol. XV

P. 762

of The Union Electric

Light and Power

Company

 5.

Amending the Charter

6/6/1913

Vol. XVI

P. 999

of The Union Electric

Light and Power

Company

 6.

Amending the Charter

3/9/1923

Vol. XIX

P. 28

of The Union Electric

Light and Power

Company

 7.

Authorizing The Union

6/7/1927

Vol. XX

P. 308

Electric Light and

Power Company to

Increase Its Capital

Stock and Amending Its

Charter

 8.

Validating the Filing

6/12/1929

Vol. XX

P. 936

of Acceptance of an

Act Amending the

Charter of The Union

Electric Light and

Power Company

G-CONNECTICUT RAILWAY AND LIGHTING COMPANY, FORMERLY THE GAS

 SUPPLY COMPANY

 1.

Incorporating The Gas

7/2/1895

Vol. XII

P. 586

Supply Company

 2.

Amending the Charter

3/2/1899

Vol. XIII

P. 17

of The Gas Supply

Company

 3.

Amending the Charter

4/30/1901

Vol. XIII

P. 752

of the Connecticut

Railway and Lighting

Company

 4.

Amending the Charter

3/18/1903

Vol. XIV

P. 13

of the Connecticut

Railway and Lighting

Company

 5.

Amending the Charter

4/23/1903

Vol. XIV

P. 103

of the Connecticut

Railway and Lighting

Company

 6.

Amending the Charter

4/29/1903

Vol. XIV

P. 120

of the Connecticut

Railway and Lighting

Company

 7.

Amending the Charter

5/4/1903

Vol. XIV

P. 135

of the Connecticut

Railway and Lighting

Company

 8.

Confirming the Right

5/15/1903

Vol. XIV

P. 178

of the Connecticut

Railway and Lighting

Company to Construct

Its Railway Along

North Main Street in

Ansonia

 9.

Amending the Charter

3/16/1905

Vol. XIV

P. 530

of the Connecticut

Railway and Lighting

Company

10.

Amending the Charter

3/16/1905

Vol. XIV

P. 530

of the Connecticut

Railway and Lighting

Company

11.

Amending the Charter

5/2/1905

Vol. XIV

P. 624

of the Connecticut

Railway and Lighting

Company

12.

Amending the Charter

5/25/1905

Vol. XIV

P. 703

of the Connecticut

Railway and Lighting

Company

13.

Amending the Charter

7/31/1907

Vol. XV

P. 571

of the Connecticut

Railway and Lighting

Company

14.

Amending the Charter

8/10/1909

Vol. XV

P. 1073

of the Connecticut

Railway and Lighting

Company

15.

Amending the Charter

8/10/1909

Vol. XV

P. 1073

of the Connecticut

Railway and Lighting

Company

16.

Amending the Charter

8/13/1909

Vol. XV

P. 1081

of the Connecticut

Railway and Lighting

Company

17.

Extending the Time

8/13/1909

Vol. XV

P. 1082

Within Which the

Connecticut Railway

and Lighting Company

May Construct Its Line

in Bridgeport and

Stratford

18.

Amending the Charter

8/29/1911

Vol. XVI

P. 496

of the Connecticut

Railway and Lighting

Company

19.

Amending the Charter

6/5/1913

Vol. XVI

P. 1224

of the Connecticut

Railway and Lighting

Company

20.

Amending the Charter

5/14/1915

Vol. XVII

P. 283

of the Connecticut

Railway and Lighting

Company

21.

Amending the Charter

5/17/1917

Vol. XVII

P. 1056

of the Connecticut

Railway and Lighting

Company

22.

Amending the Charter

5/16/1917

Vol. XVII

P. 1093

of the Connecticut

Railway and Lighting

Company

23.

Amending the Charter

5/1/1919

Vol. XVIII

P. 137

of the Connecticut

Railway and Lighting

Company

24.

Amending the Charter

5/5/1927

Vol. XX

P. 390

of the Connecticut

Railway and Lighting

Company

H-PREDECESSORS OF CONNECTICUT RAILWAY AND LIGHTING COMPANY

 1.

The Norwalk and South Norwalk Electric Light Company

 1.

Incorporating The

4/20/1887

Vol. X

P. 682

Norwalk and South

Norwalk Electric Light

Company

 2.

The Norwalk Gas Light Company

 1.

Incorporating The

Passed

Vol. III

P. 580

Norwalk Gas Light

1856 Company

 2.

Amending the Charter

5/30/1866

Vol. VI

P. 11

of The Norwalk Gas

Light Company

 3.

Amending the Charter

4/7/1887

Vol. X

P. 613

of The Norwalk Gas

Light Company

 3.

The Greenwich Gas and Electric Lighting Company

 1.

Incorporating The

3/13/1885

Vol. X

P. 34

Greenwich Gas and

Electric Lighting

Company

 2.

Validating the

4/20/1887

Vol. X

P. 695

Organization of The

Greenwich Gas and

Electric Lighting

Company

 3.

Amending the Charter

5/23/1889

Vol. X

P. 1117

of The Greenwich Gas

and Electric Lighting

Company

 4.

Amending the Charter

5/31/1893

Vol. XI

P. 604

of The Greenwich Gas

and Electric Lighting

Company

 5.

Authorizing The

4/24/1895

Vol. XII

P. 201

Greenwich Gas and

Electric Lighting

Company to Maintain a

Wharf and Construct

Sea-walls

4.

Naugatuck Electric Light Company

 1.

Incorporating the

4/16/1887

Vol. X

P. 650

Naugatuck Electric

Light Company

 2.

Validating the Charter

5/25/1893

Vol. XI

P. 560

of the Naugatuck

Electric Light Company

 3.

Authorizing the

5/25/1893

Vol. XI

P. 561

Naugatuck Electric

Light Company to Issue

Bonds

 4.

Validating the Charter

3/26/1895

Vol. XII

P. 67

and Amendments Thereto

of the Naugatuck

Electric Light Company

 5.

Authorizing the

3/2/1899

Vol. XIII

P. 17

Naugatuck Electric

Light Company to Issue

Bonds

 5.

Central Railway and Electric Company (formerly The New Britain Tramway Company)

 1.

Incorporating The New

2/24/1886

Vol. X

P. 233

Britain Tramway

Company

 2.

Amending the Charter

5/4/1887

Vol. X

P. 721

of The New Britain

Tramway Company

 3.

Amending the Charter

5/18/1887

Vol. X

P. 745

of The New Britain

Tramway Company

 4.

Amending the Charter

6/15/1893

Vol. XI

P. 774

of The New Britain

Tramway Company

 5.

Amending the Charter

6/28/1893

Vol. XI

P. 893

of the Central Railway

and Electric Company

 6.

Amending the Charter

3/1/1897

Vol. XII

P. 683

of the Central Railway

and Electric Company

 6.

New Britain Electric Light Company (formerly The New Britain Schuyler Electric Light

Company)

 1.

Incorporating The New

4/27/1887

Vol. X

P. 708

Britain Schuyler

Electric Light Company

 2.

Changing the Name of

4/2/1889

Vol. X

P. 906

The New Britain

Schuyler Electric

Light Company

 7.

Plainville Electric Light and Power Company

 1.

Incorporating the

5/31/1893

Vol. XI

P. 602

Plainville Electric

Light and Power

Company

 8.

The Newington Tramway Company

 1.

Incorporating The

6/30/1893

Vol. XI

P. 1035

Newington Tramway

Company

 2.

Amending the Charter

3/1/1897

Vol. XII

P. 686

of The Newington

Tramway Company

 9.

The Norwalk Street Railway Company (formerly the Norwalk Horse Railroad Company)

 1.

Incorporating the

6/28/1862

Vol. V

P. 487

Norwalk Horse Railroad

Company

 2.

Amending the Charter

6/24/1864

Vol. V

P. 586

of the Norwalk Horse

Railroad Company

 3.

Authorizing the

6/25/1869

Vol. VI

P. 656

Norwalk Horse Railroad

Company to increase

its Capital Stock

 4.

Amending the Charter

6/21/1870

Vol. VI

P. 828

of the Norwalk Horse

Railroad Company

 5.

Amending the Charter

7/27/1871

Vol. VII

P. 146

of the Norwalk Horse

Railroad Company

 6.

Amending the Charter

7/30/1872

Vol. VII

P. 380

of the Norwalk Horse

Railway Company

 7.

Amending the Charter

3/30/1886

Vol. X

P. 330

of the Norwalk Horse

Railroad Company

 8.

Amending the Charter

6/30/1893

Vol. XI

P. 1045

of the Norwalk Horse

Railroad Company

 9.

Amending the Charter

6/19/1895

Vol. XII

P. 426

of The Norwalk Street

Railway Company

10.

Amending the Charters

6/25/1895

Vol. XII

P. 474

of The Norwalk Street

Railway Company and

The Norwalk Tramway

Company

11.

Amending the Charter

5/25/1899

Vol. XIII

P. 207

of The Norwalk Street

Railway Company

10.

Bridgeport Traction Company

 1.

Formed by Consolidation of

Bridgeport Railway Company,

The Bridgeport Horse Railroad

Company and East End Railway

Company under General Laws on

7/20/1893

 2.

Amending the Charter

5/18/1897

Vol. XII

P. 1036

of the Bridgeport

Traction Company

 3.

Amending the Charter

6/1/1899

Vol. XIII

P. 286

of the Bridgeport

Traction Company

 4.

Amending the Charter

4/9/1901

Vol. XIII

P. 678

of the Bridgeport

Traction Company

11.

Bridgeport Railway Company

 1.

Incorporating the

6/28/1893

Vol. XI

P. 872

Bridgeport Railway

Company

12.

The Bridgeport Horse Railroad Company

 1.

Incorporating The

6/30/1864

Vol. V

P. 607

Bridgeport Horse

Railroad Company

 2.

Amending the Charter

6/6/1866

Vol. VI

P. 28

of the Bridgeport

Horse Railroad Company

 3.

Amending the Charter

2/24/1886

Vol. X

P. 233

of the Bridgeport

Horse Railroad Company

 4.

Amending the Charter

5/16/1889

Vol. X

P. 1118

of the Bridgeport

Horse Railroad Company

 5.

Authorizing the

5/25/1893

Vol. XI

P. 575

Bridgeport Horse

Railroad Company to

Cross Steam Railroad

at Grade

 6.

Amending the Charter

6/28/1893

Vol. XI

P. 879

of the Bridgeport

Horse Railroad Company

 7.

Amending the Charter

7/1/1893

Vol. XI

P. 975

of the Bridgeport

Horse Railroad Company

13.

East End Railway Company (formerly The Bridgeport and West Stratford Horse Railroad

Company)

 1.

Incorporating The

4/22/1885

Vol. X

P. 168

Bridgeport and West

Stratford Horse

Railroad Company

 2.

Amending the Charter

3/2/1886

Vol. X

P. 247

of the Bridgeport and

West Stratford Horse

Railroad Company

 3.

Amending the Charter

5/9/1889

Vol. X

P. 1098

of the Bridgeport and

West Stratford Horse

Railroad Company and

Changing Its Name

 4.

Amending the Charter

5/5/1893

Vol. XI

P. 422

of The East End

Railway Company

 5.

Amending the Charter

6/28/1893

Vol. XI

P. 878

of The East End

Railway Company

14.

Milford Street Railway Company

 1.

Incorporating the

6/13/1895

Vol. XII

P. 387

Milford Street Railway

Company

 2.

Amending the Charter

3/24/1897

Vol. XII

P. 788

of the Milford Street

Railway Company

 3.

Amending the Charter

5/19/1899

Vol. XIII

P. 298

of the Milford Street

Railway Company

 4.

Amending the Charter

4/9/1901

Vol. XIII

P. 678

of the Milford Street

Railway Company

15.

Southington and Plantsville Tramway Company

 1.

Incorporating the

4/16/1887

Vol. X

P. 655

Southington and

Plantsville Tramway

Company

 2.

Amending the Charter

3/12/1889

Vol. X

P. 827

of the Southington and

Plantsville Tramway

Company

 3.

Abating Taxes of The

5/9/1895

Vol. XII

P. 290

Southington and

Plantsville Tramway

Company

 4.

Amending the Charter

4/7/1897

Vol. XII

P. 862

of the Southington and

Plantsville Tramway

Company

16.

The Waterbury Traction Company (formerly Waterbury Horse Railroad Company)

 1.

Incorporating the

3/18/1884

Vol. IX

P. 941

Waterbury Horse

Railroad Company

 2.

Amending the Charter

2/24/1886

Vol. X

P. 242

of the Waterbury Horse

Railroad Company

 3.

Amending the Charter

6/14/1893

Vol. XI

P. 724

and Changing the Name

of the Waterbury Horse

Railroad Company

 4.

Amending the Charter

6/27/1893

Vol. XI

P. 868

of The Waterbury

Traction Company

 5.

Amending the Charter

6/20/1895

Vol. XII

P. 390

of The Waterbury

Traction Company

6.

Amending the Charter

5/12/1897

Vol. XII

P. 1016

of The Waterbury

Traction Company

17.

The Connecticut Electric Company (formerly The Connecticut District Telegraph and  Electric Company)

 1.

Incorporated on 11/26/1883 under General Laws

 2.

Incorporating The

4/13/1887

Vol. X

P. 620

Connecticut Electric

Company

18.

The Norwalk Tramway Company

 1.

Incorporating The

5/6/1889

Vol. X

P. 1067

Norwalk Tramway

Company

 2.

Amending the Charter

6/29/1893

Vol. XI

P. 971

of the Norwalk Tramway

Company

 3.

Amending the Charters

6/25/1895

Vol. XII

P. 474

of The Norwalk Street

Railway Company and

The Norwalk Tramway

Company

 4.

Amending the Charter

7/3/1895

Vol. XII

P. 600

of the Norwalk Tramway

Company

 5.

Amending the Charter

6/2/1897

Vol. XII

P. 1175

of the Norwalk Tramway

Company

 6.

Amending the Charter

6/20/1899

Vol. XIII

P. 480

of The Norwalk Tramway

Company

 7.

Amending the Charter

4/24/1901

Vol. XIII

P. 725

of The Norwalk Tramway

Company

19.

The Shelton Street Railway Company

 1.

Incorporating The

6/21/1893

Vol. XI

P. 830

Shelton Street Railway

Company

 2.

Extending the Time for

5/2/1895

Vol. XII

P. 285

the Organization of

The Shelton Street

Railway Company, and

for the Construction

of Its Railway

 3.

Amending the Charter

3/1/1897

Vol. XII

P. 684

of The Shelton Street

Railway Company

 4.

Amending the Charter

5/23/1899

Vol. XIII

P. 277

of the Shelton Street

Railway Company

 5.

Amending the Charter

4/9/1901

Vol. XIII

P. 678

of The Shelton Street

Railway Company

 6.

Granting The Shelton

5/14/1901

Vol. XIII

P. 824

Street Railway Company

the Right to Build and

Maintain a Dam Across

Far Mill River

20.

The Westport and Saugatuck Street Railway Company (formerly The Westport and Saugatuck Horse Railroad Company)

 1.

Authorizing and

6/8/1876

Vol. VIII

P. 7

empowering the

Westport and Saugatuck

Horse Railroad Company

to construct, operate,

and maintain a Horse

Railroad

 2.

Amending the Charter

7/6/1895

Vol. XII

P. 622

of The Westport and

Saugatuck Horse

Railroad Company

 3.

Amending the Charter

7/6/1895

Vol. XII

P. 621

of The Westport and

Saugatuck Street

Railway Company

 4.

Amending the Charter

6/2/1897

Vol. XII

P. 1176

of the Westport and

Saugatuck Street

Railway Company

 5.

Amending the Charter

6/14/1899

Vol. XIII

P. 350

of the Westport and

Saugatuck Street

Railway Company

 6.

Amending the Charter

4/9/1901

Vol. XIII

P. 678

of The Westport and

Saugatuck Street

Railway Company

21.

Derby Street Railway Company (formerly The Derby Horse Railway Company)

 1.

Incorporating The

3/19/1885

Vol. X

P. 55

Derby Horse Railway

Company

 2.

Amending the Charter

3/16/1887

Vol. X

P. 501

of The Derby Horse

Railway Company

 3.

Amending the Charter

6/21/1889

Vol. X

P. 1331

of the Derby Horse

Railway Company

 4.

Amending the Charter

6/30/1893

Vol. XI

P. 1061

of The Derby Street

Railway Company

 5.

Extending the Time for

3/31/1897

Vol. XII

P. 824

the Construction of

the Road of The Derby

Street Railway Company

 6.

Amending the Charter

3/15/1899

Vol. XIII

P. 36

of the Derby Street

Railway Company

 7.

Amending the Charter

4/11/1901

Vol. XIII

P. 687

of the Derby Street

Railway Company and

Extending Time for

Construction of Tracks

22.

Derby and Ansonia Street Railway Company (formerly The Birmingham and Ansonia  Horse Railroad Company)

 1.

Incorporating the

6/27/1876

Vol. VIII

P. 49

Birmingham and Ansonia

Horse Railroad Company

 2.

Authorizing The

4/5/1887

Vol. X

P. 590

Birmingham and Ansonia

Horse Railroad Company

to Issue Bonds

 3.

Amending the Charter

6/30/1893

Vol. XI

P. 1058

and Changing the Name

of The Birmingham and

Ansonia Horse Railroad

Company

23.

Thomaston and Watertown Electric Railway Company

 1.

Incorporating the

4/30/1901

Vol. XIII

P. 741

Thomaston and

Watertown Electric

Railway Company

 2.

Extending the Time for

6/3/1903

Vol. XIV

P. 280

Organizing The

Norwalk, Bridgeport,

and Bethel Traction

Company and the

Thomaston and

Watertown Electric

Railway Company

 3.

Extending the Time for

4/19/1905

Vol. XIV

P. 612

Organizing The

Thomaston and

Watertown Electric

Railway Company and

for Building Its Lines

 4.

Amending the Charter

7/31/1907

Vol. XV

P. 577

of The Thomaston and

Watertown Electric

Railway Company

24.

The Thomaston Tramway Company

 1.

Incorporating The

7/18/1905

Vol. XIV

P. 1077

Thomaston Tramway

Company

 2.

Amending the Charter

7/17/1907

Vol. XV

P. 399

of The Thomaston

Tramway Company

25.

Cheshire Street Railway Company

 1.

Incorporating the

6/17/1901

Vol. XIII

P. 1181

Cheshire Street

Railway Company

 2.

Amending the Charter

4/23/1903

Vol. XIV

P. 104

of the Cheshire Street

Railway Company

 3.

Extending the Time

3/16/1905

Vol. XIV

P. 530

Within Which the

Cheshire Street

Railway Company May

Build Its Lines of

Street Railway

 4.

Extending the Time

7/25/1907

Vol. XV

P. 404

Within Which the

Cheshire Street

Railway Company May

Construct Its Tracks

26.

The Naugatuck Valley Electric Railway Company

 1.

Incorporating The

3/25/1903

Vol. XIV

P. 26

Naugatuck Valley

Electric Railway

Company

2.

Extending the Time

4/17/1907

Vol. XV

P. 92

Within Which The

Naugatuck Valley

Electric Railway

Company May Construct

Its Tracks

27.

The Meriden, Southington and Compounce Tramway Company

 1.

Incorporating The

4/7/1897

Vol. XII

P. 863

Meriden, Southington,

and Compounce Tramway

Company

 2.

Amending the Charter

6/6/1899

Vol. XIII

P. 386

of The Meriden,

Southington, and

Compounce Tramway

Company

 3.

Amending the Charter

6/17/1901

Vol. XIII

P. 1217

of The Meriden,

Southington, and

Compounce Tramway

Company

 4.

Amending the Charter

6/22/1903

Vol. XIV

P. 471

of The Meriden,

Southington, and

Compounce Tramway

Company

 5.

Amending the Charter

7/18/1905

Vol. XIV

P. 1088

of The Meriden,

Southington, and

Compounce Tramway

Company and Extending

the Time Within Which

Said Company May

Construct Its Tracks